STRUCTURAL AND COLLATERAL INFORMATION

$1,708,895,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,044,703,849 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
OFFERED CLASSES A-1, A-2, A-3, A-4, A-1A, A-M, A-J, XP, B, C AND D CERTIFICATES

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
SPONSOR AND MORTGAGE LOAN SELLER

SUNTRUST BANK
MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

FEBRUARY 2006

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

BANC OF AMERICA SECURITIES LLC                                  BARCLAYS CAPITAL

                                   ----------

SUNTRUST ROBINSON HUMPHREY           CREDIT SUISSE          GOLDMAN, SACHS & CO.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Barclays Capital Inc., SunTrust Capital Markets, Inc.,
Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co. (each an
"Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

                                   ----------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-127779.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
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STRUCTURE OVERVIEW
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OFFERED CERTIFICATES

                                       APPROX.
            EXPECTED      CERTIFICATE    % OF                                           ASSUMED
             RATINGS      BALANCE OR   INITIAL  APPROX.    WEIGHTED     PRINCIPAL        FINAL
         --------------    NOTIONAL      POOL    CREDIT     AVERAGE       WINDOW      DISTRIBUTION           RATE
CLASS    MOODY'S/S&P(1)    AMOUNT(2)   BALANCE  SUPPORT  LIFE (YRS)(3)   (MOS)(3)       DATE(3)              TYPE
-------  --------------  ------------  -------  -------  -------------  ---------  -----------------  ----------------

A-1(4)      Aaa / AAA    $ 81,500,000   3.986%  30.000%       3.00         1-56    November 10, 2010      Fixed(5)
A-2(4)      Aaa / AAA    $ 84,400,000   4.128%  30.000%       4.85        56-59    February 10, 2011      Fixed(5)
A-3(4)      Aaa / AAA    $155,100,000   7.585%  30.000%       6.78        81-82     January 10, 2013      Fixed(5)
A-4(4)      Aaa / AAA    $621,000,000  30.371%  30.000%       9.64       112-117   December 10, 2015      Fixed(5)
A-1A(4)     Aaa / AAA    $355,399,000  17.381%  30.000%       8.69        1 -118    January 10, 2016      Fixed(5)
A-M         Aaa / AAA    $204,470,000  10.000%  20.000%       9.82       118-118    January 10, 2016      Fixed(5)
A-J         Aaa / AAA    $143,129,000   7.000%  13.000%       9.83       118-119   February 10, 2016      Fixed(5)
XP          Aaa / AAA        TBD(6)      N/A      N/A           (6)        N/A            N/A         Variable Rate(6)
B           Aa1 / AA+    $ 20,447,000   1.000%  12.000%       9.91       119-119   February 10, 2016      Fixed(5)
C           Aa2 / AA     $ 23,003,000   1.125%  10.875%       9.91       119-119   February 10, 2016      Fixed(5)
D           Aa3 / AA-    $ 20,447,000   1.000%   9.875%       9.91       119-119   February 10, 2016      Fixed(5)

NON-OFFERED CERTIFICATES(7)

                                               APPROX.
              EXPECTED       CERTIFICATE        % OF                                             ASSUMED
               RATINGS        BALANCE OR       INITIAL  APPROX.     WEIGHTED    PRINCIPAL         FINAL
           --------------      NOTIONAL         POOL     CREDIT     AVERAGE       WINDOW      DISTRIBUTION            RATE
CLASS      MOODY'S/S&P(1)     AMOUNT(2)        BALANCE  SUPPORT  LIFE (YRS)(3)   (MOS)(3)        DATE(3)              TYPE
---------  --------------  ------------------  -------  -------  -------------  ---------  ------------------  -----------------

A-SBFL(4)   Aaa / AAA(8)   $  133,894,000(9)    6.548%  30.000%       7.28       59 - 112     July 10, 2015      Floating(10)
E             A2 / A       $   35,782,000       1.750%   8.125%       9.91      119 - 119   February 10, 2016      Fixed(5)
F             A3 / A-      $   20,447,000       1.000%   7.125%       9.91      119 - 119   February 10, 2016      Fixed(5)
G           Baa1 / BBB+    $   25,559,000       1.250%   5.875%       9.91      119 - 120    March 10, 2016        Fixed(5)
H           Baa2 / BBB     $   23,003,000       1.125%   4.750%       9.99      120 - 120    March 10, 2016        Fixed(5)
J           Baa3 / BBB-    $   28,115,000       1.375%   3.375%      10.29      120 - 135     June 10, 2017        Fixed(5)
K            Ba1 / BB+     $    7,667,000       0.375%   3.000%      11.28      135 - 136     July 10, 2017        Fixed(5)
L            Ba2 / BB      $   10,224,000       0.500%   2.500%      11.41      136 - 138  September 10, 2017      Fixed(5)
M            Ba3 / BB-     $    7,667,000       0.375%   2.125%      11.49      138 - 138  September 10, 2017      Fixed(5)
N             B1 / B+      $    2,556,000       0.125%   2.000%      11.50      138 - 140   November 10, 2017      Fixed(5)
O             B2 / B       $    5,112,000       0.250%   1.750%      12.57      140 - 153   December 10, 2018      Fixed(5)
P             B3 / B-      $    7,668,000       0.375%   1.375%      14.42      153 - 178   January 10, 2021       Fixed(5)
Q             NR / NR      $   28,114,849       1.375%   0.000%      14.82      178 - 179   February 10, 2021      Fixed(5)
XC           Aaa / AAA     $2,044,703,849(11)    N/A      N/A         (11)         N/A             N/A         Variable Rate(11)

(1)  Ratings shown are those of Moody's Investors Service, Inc. and Standard &
     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5%.

(3)  Based on the maturity assumptions (as defined under "Yield and Maturity
     Considerations" in the prospectus supplement). As of the delivery date, calculations for the certificates assumed no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loans with anticipated repayment dates, the related anticipated repayment date).

(4)  For purposes of making distributions to the Class A-1, A-2, A-3, A-4 and
     A-1A Certificates and the Class A-SBFL regular interest, the pool of
     Mortgage Loans will be deemed to consist of two distinct loan groups, Loan
     Group 1 and Loan Group 2. Loan Group 1 will consist of 146 Mortgage Loans, representing approximately 82.6% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will consist of
     47 Mortgage Loans, representing approximately 17.4% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date.
     Loan Group 2 will include approximately 99.2% of the aggregate principal balance of all the Mortgage Loans secured by multifamily properties and approximately 58.9% of the aggregate principal balance of all the Mortgage
     Loans secured by manufactured housing properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     A-2, A-3, A-4, A-1A, XC and XP Certificates and the Class A-SBFL regular interest, interest distributions on Class A-1, A-2, A-3, A-4, XC and XP
     Certificates and the Class A-SBFL regular interest will be based on amounts available relating to Mortgage Loans in Loan Group 1 and interest distribution on the Class A-1A Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 2. In addition, generally, the Class A-1, A-2, A-3 and A-4 Certificates and the Class
     A-SBFL regular interest will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group
     1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of
     Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class
     A-1, A-2, A-3, and A-4 Certificates and the principal balance Class A-SBFL regular interest have been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class A-M through Class Q Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, A-2, A-3, A-4 and A-1A Certificates
     and the Class A-SBFL regular interest pro rata without regard to loan group.

(5)  The Class A-1, A-2, A-3, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H, J, K, L,
     M, N, O, P and Q Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)  The Class XP Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XP Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the
     Certificates--Pass-Through Rates" in the prospectus supplement.

(7)  Not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8)  Ratings shown for the Class A-SBFL Certificates only reflect the receipt of a fixed rate of interest equal to [__]% per annum. See "Ratings" in the prospectus supplement.

(9)  The certificate balance of the Class A-SBFL Certificates will be equal to the balance of the Class A-SBFL regular interest.

(10) The Class A-SBFL regular interest will accrue interest at either (i) a fixed rate or (ii) a fixed rate subject to a cap at the weighted average net mortgage rate. The pass-through rate applicable to the Class A-SBFL
     Certificates on each distribution date will be a per annum rate equal to
     LIBOR plus [__]%. In addition, under certain circumstances described in the prospectus supplement, these pass-through rates applicable to the Class
     A-SBFL Certificates may convert so as to accrue interest at either (i) a fixed rate or (ii) a fixed rate subject to a cap at the weighted average net mortgage rate. The initial LIBOR will be determined on March [__],
     2006, and subsequent LIBOR rates will determined two LIBOR business days before the start of the related interest accrual period.

(11) The Class XC Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the
     Certificates--Pass-Through Rates" in the prospectus supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        3

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                  Class XC(1), XP

Class A-1              Aaa/AAA                      $ 81.5MM
                       3.986%

Class A-2              Aaa/AAA                      $ 84.4MM
                       4.128%

Class A-3              Aaa/AAA                      $155.1MM
                       7.585%

Class A-SBFL           Aaa/AAA                      $133.8MM
Regular Interest(1)    6.548%

Class A-4              Aaa/AAA                      $621.0MM
                       30.371%

Class A-1A             Aaa/AAA                      $355.3MM
                       17.381%

Class A-M              Aaa/AAA                      $204.4MM
                       10.000%

Class A-J              Aaa/AAA                      $143.1MM
                       7.000%

Class B                Aa1/AA+                      $ 20.4MM
                       1.000%

Class C                Aa2/AA                       $ 23.0MM
                       1.125%

Class D                Aa3/AA-                      $ 20.4MM
                       1.000%

Class E (1)             A2/A                        $ 35.7MM
                       1.750%

Class F (1)             A3/A-                       $ 20.4MM
                       1.000%

Class G (1)           Baa1/BBB+                     $ 25.5MM
                       1.250%

Class H (1)           Baa2/BBB                      $ 23.0MM
                       1.125%

Class J (1)           Baa3/BBB-                     $ 28.1MM
                       1.375%

Class K (1)            Ba1/BB+                      $  7.6MM
                       0.375%

Class L (1)            Ba2/BB                       $ 10.2MM
                       0.500%

Class M (1)            Ba3/BB-                      $  7.6MM
                       0.375%

Class N (1)             B1/B+                       $  2.5MM
                       0.125%

Class O (1)             B2/B                        $  5.1MM
                       0.250%

Class P (1)             B3/B-                       $  7.6MM
                       0.375%

Class Q (1)             NR/NR                       $ 28.1MM
                       1.375%

----------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED FEBRUARY __
     2006.

ISSUE TYPE                       REMIC. Class A-1, A-2, A-3, A-4, A-1A, A-M,
                                 A-J, XP, B, C and D Certificates (collectively,
                                 the "Offered Certificates") are offered
                                 publicly.

CUT-OFF DATE                     All Mortgage Loan characteristics are based on
                                 balances as of the Cut-off Date, which is March
                                 1, 2006. All percentages presented herein are
                                 approximate.

MORTGAGE POOL                    The Mortgage Pool consists of 193 Mortgage
                                 Loans (the "Mortgage Loans") with an aggregate
                                 balance as of the Cut-off Date of
                                 $2,044,703,849 (the "Initial Pool Balance").
                                 For purposes of making distributions to the
                                 Class A-1, A-2, A-3, A-4 and A-1A Certificates
                                 and the Class A-SBFL regular interest, the
                                 Mortgage Pool will be deemed to consist of two
                                 distinct loan groups, Loan Group 1 and Loan
                                 Group 2. Loan Group 1 will consist of 146
                                 Mortgage Loans, representing approximately
                                 82.6% of the Initial Pool Balance as of the
                                 Cut-off Date. Loan Group 2 will consist of 47
                                 Mortgage Loans, representing approximately
                                 17.4% of the Initial Pool Balance as of the
                                 Cut-off Date. The Mortgage Loans are secured by
                                 927 properties (the "Mortgaged Properties")
                                 located throughout 39 states, Mexico and the
                                 Cayman Islands.

DEPOSITOR                        Banc of America Commercial Mortgage Inc.

ISSUING ENTITY                   Banc of America Commercial Mortgage Trust
                                 2006-1.

SPONSORS                         Bank of America, National Association ("Bank of
                                 America") and Barclays Capital Real Estate Inc.
                                 ("Barclays").

MORTGAGE LOAN SELLERS            Bank of America, Barclays and SunTrust Bank
                                 ("SunTrust").

UNDERWRITERS                     Banc of America Securities LLC and Barclays
                                 Capital Inc. are acting as co-lead managers.
                                 Banc of America Securities LLC is acting as
                                 sole bookrunner. Banc of America Securities LLC
                                 is acting as sole bookrunner with respect to
                                 all classes of Offered Certificates. SunTrust
                                 Robinson Humphrey Capital Markets, Credit
                                 Suisse Securities (USA) LLC and Goldman, Sachs
                                 & Co. are acting as co-managers.

TRUSTEE                          Wells Fargo Bank, N.A.

CO-TRUSTEE                       HSBC Financial Services (Cayman) Limited will
                                 act solely as collateral trustee with respect
                                 to the Mortgaged Property located in the Cayman
                                 Islands securing Loan No. 20051383 (such Loan
                                 Number is set forth in Annex A to the
                                 prospectus supplement), representing 1.5% of
                                 the Initial Pool Balance (1.8% of the Group 1
                                 Balance).

MASTER SERVICER                  Bank of America, National Association, for all
                                 of the Mortgage Loans except with respect to
                                 (i) the KinderCare Portfolio Pari Passu Note
                                 A-2 Mortgage Loan (identified as Loan No. 59414
                                 on Annex A to the prospectus supplement), which
                                 will be serviced by Bank of America, National
                                 Association pursuant to the terms of the
                                 Pooling and Servicing Agreement relating to the
                                 Banc of America Commercial Mortgage Inc.,
                                 Commercial Mortgage Pass-Through Certificates,
                                 Series 2005-6 and (ii) the Torre Mayor Pari
                                 Passu Note A-2 Mortgage Loan (identified as
                                 Loan No. 20051519 on Annex A to the prospectus
                                 supplement), which will be serviced by Bank of
                                 America, National Association pursuant to the
                                 terms of the Pooling and Servicing Agreement
                                 relating to the Banc of America Commercial
                                 Mortgage Inc., Commercial Mortgage Pass-Through
                                 Certificates, Series 2005-5. See "The
                                 Servicers--The Master Servicer" in the
                                 prospectus supplement.

SPECIAL SERVICER                 Midland Loan Services, Inc., for all of the
                                 Mortgage Loans except with respect to (i) the
                                 KinderCare Portfolio Pari Passu Note A-2
                                 Mortgage Loan (identified as Loan No. 59414 on

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

                                 Annex A to the prospectus supplement), which
                                 will be serviced by LNR Partners, Inc. pursuant
                                 to the terms of the Pooling and Servicing
                                 Agreement relating to the Banc of America
                                 Commercial Mortgage Inc., Commercial Mortgage
                                 Pass-Through Certificates, Series 2005-6 and
                                 (ii) the Torre Mayor Pari Passu Note A-2
                                 Mortgage Loan (identified as Loan No. 20051519
                                 on Annex A to the prospectus supplement), which
                                 will be specially serviced by Midland Loan
                                 Services, Inc. pursuant to the terms of the
                                 Pooling and Servicing Agreement relating to the
                                 Banc of America Commercial Mortgage Inc.,
                                 Commercial Mortgage Pass-Through Certificates,
                                 Series 2005-5. See "The Servicers--The Special
                                 Servicer" in this prospectus supplement.

RATING AGENCIES                  Moody's Investors Service, Inc. ("Moody's") and
                                 Standard and Poor's Ratings Services, a
                                 division of The McGraw-Hill Companies, Inc.
                                 ("S&P").

DENOMINATIONS                    $10,000 minimum for the Class A-1, A-2, A-3,
                                 A-4, A-1A, A-M and A-J Certificates, $1,000,000
                                 minimum (notional) for the Class XP
                                 Certificates and $100,000 minimum for the Class
                                 B, C and D Certificates.

SETTLEMENT DATE                  On or about March __, 2006.

SETTLEMENT TERMS                 Book-entry through DTC for all Offered
                                 Certificates.

DISTRIBUTION DATE                The 10th day of each month, or if such 10th day
                                 is not a Business Day, the next succeeding
                                 Business Day. The first Distribution Date with
                                 respect to the Offered Certificates will occur
                                 in April 2006.

DETERMINATION DATE               For any Distribution Date, the earlier of (i)
                                 the sixth day of the month in which the related
                                 Distribution Date occurs, or if such sixth day
                                 is not a Business Day, then the immediately
                                 preceding Business Day, and (ii) the fourth
                                 Business Day prior to the related Distribution
                                 Date.

INTEREST DISTRIBUTIONS           Each Class of Offered Certificates will be
                                 entitled on each Distribution Date to interest
                                 accrued at its Pass-Through Rate for such
                                 Distribution Date on the outstanding
                                 Certificate Balance of such Class during the
                                 prior calendar month. Interest will be
                                 distributed on each Distribution Date in
                                 sequential order of class designations with the
                                 Class A-1, A-2, A-3, A-4, A-1A, XC and XP
                                 Certificates and the Class A-SBFL regular
                                 interest ranking pari passu in entitlement to
                                 interest.

PRINCIPAL DISTRIBUTIONS          Principal will be distributed on each
                                 Distribution Date to the Class of Sequential
                                 Pay Certificates outstanding with the earliest
                                 sequential Class designation until its
                                 Certificate Balance is reduced to zero (except
                                 that the Class A-SBFL regular interest is
                                 entitled to certain priority on each
                                 Distribution Date with respect to being paid
                                 down to its planned principal balance as
                                 described in the prospectus supplement).
                                 Generally, the Class A-1, A-2, A-3 and A-4
                                 Certificates and the Class A-SBFL regular
                                 interest will only be entitled to receive
                                 distributions of principal collected or
                                 advanced in respect of Mortgage Loans in Loan
                                 Group 1 until the Certificate Balance of the
                                 Class A-1A Certificates has been reduced to
                                 zero and the Class A-1A Certificates will only
                                 be entitled to receive distributions of
                                 principal collected or advanced in respect of
                                 Mortgage Loans in Loan Group 2 until the
                                 Certificate Balance of the Class A-1, A-2, A-3,
                                 A-4 or A-1A Certificates and the principal
                                 balance of the Class A-SBFL regular interest
                                 has been reduced to zero. If, due to losses,
                                 the Certificate Balances of the Class A-M
                                 through Class Q Certificates are reduced to
                                 zero, distributions of principal collected or
                                 advanced in respect of the pool or Mortgage
                                 Loans will be distributed to the Class A-1,
                                 A-2, A-3, A-4 and A-1A Certificates and the
                                 Class A-SBFL regular interest pro rata without
                                 regard to loan groups.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

LOSSES                           To be applied first to the Class Q
                                 Certificates, then to the next most subordinate
                                 Class of Sequential Pay Certificates until the
                                 Certificate Balance of each such succeeding
                                 Class of Sequential Pay Certificates is reduced
                                 to zero, and following the reduction of the
                                 Certificate Balance of the Class A-M
                                 Certificates to zero, pro rata to the Class
                                 A-1, A-2, A-3, A-4 and A-1A Certificates and
                                 the Class A-SBFL regular interest. However,
                                 with respect to (i) the KinderCare Portfolio
                                 Whole Loan (as to which only the related Note
                                 A-2 is included in the trust fund), losses will
                                 be applied first to the subordinate components
                                 of Note A-1 and then, following the reduction
                                 of the subordinate components of Note A-1 to
                                 zero, pro rata among the senior component of
                                 Note A-1, the related Note A-2 and the related
                                 Note A-3 (ii) the Torre Mayor Whole Loan (as to
                                 which only the related note A-2 is included in
                                 the trust), losses will be applied first to the
                                 related note C (if any), second to the related
                                 note B and then pro rata to the related Note
                                 A-1 and Note A-2. Losses allocable to the pro
                                 rata portion of the losses allocable to the
                                 KinderCare Portfolio note A-2 and the Torre
                                 Mayor note A-2 will be applied to the classes
                                 of Sequential Pay Certificates as described
                                 above.

PREPAYMENT PREMIUMS              The manner in which any prepayment premiums
                                 received during a particular Collection Period
                                 will be allocated to one or more of the classes
                                 of Offered Certificates is described in the
                                 "Description of the
                                 Certificates--Distributions--Distributions of
                                 Prepayment Premiums" in the prospectus
                                 supplement.

ADVANCES                         Subject to certain limitations, including, but
                                 not limited to, a recoverability determination,
                                 the Master Servicer will be required to advance
                                 certain principal and interest payments and
                                 other expenses. In the event that the Master
                                 Servicer fails to make such advances, the
                                 Trustee may be required to do so.

APPRAISAL REDUCTIONS             Promptly following the occurrence of: (1) any
                                 Mortgage Loan or Serviced Whole Loan becoming a
                                 Modified Mortgage Loan; (2) any Monthly Payment
                                 with respect to any Mortgage Loan or Serviced
                                 Whole Loan remaining unpaid for 60 days past
                                 the Due Date for such payment; provided,
                                 however, solely in the case of a delinquent
                                 Balloon Payment with respect to any Mortgage
                                 Loan, if (x) the related borrower is actively
                                 seeking a refinancing commitment, (y) the
                                 related borrower continues to make payments in
                                 the amount of its Monthly Payment, and (z) the
                                 Directing Certificateholder consents, failure
                                 to pay such Balloon Payment during such 60-day
                                 period shall not constitute an Appraisal
                                 Trigger Event if the related borrower has
                                 delivered to the Master Servicer, on or before
                                 the 60th day after the due date of such Balloon
                                 Payment, a refinancing commitment reasonably
                                 acceptable to the Master Servicer, for such
                                 longer period, not to exceed 120 days beyond
                                 such due date, during which the refinancing
                                 would occur; (3) the passage of 60 days after
                                 the Special Servicer receives notice that the
                                 mortgagor under such Mortgage Loan or Serviced
                                 Whole Loan becomes the subject of bankruptcy,
                                 insolvency or similar proceedings, which remain
                                 undischarged and undismissed; (4) the passage
                                 of 60 days after the Special Servicer receives
                                 notice that a receiver or similar official is
                                 appointed with respect to the related Mortgaged
                                 Property; (5) the related Mortgaged Property
                                 becoming an REO Property; or (6) the passage of
                                 60 days after the third extension of a Mortgage
                                 Loan or a Serviced Whole Loan.

OPTIONAL TERMINATION             The Master Servicer, the Special Servicer and
                                 certain Certificateholders will have the option
                                 to terminate the Trust, in whole but not in
                                 part, and purchase the remaining assets of the
                                 Trust on or after the Distribution Date on
                                 which the Stated Principal Balance of the
                                 Mortgage Loans then outstanding is less than 1%
                                 of the Initial Pool Balance. Such purchase
                                 price will generally be at a price equal to the
                                 unpaid aggregate principal balance of the
                                 Mortgage Loans (or fair market value in the
                                 case of REO Properties), plus accrued and
                                 unpaid interest and certain other additional
                                 trust fund expenses.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

CONTROLLING CLASS                The most subordinate Class of Sequential Pay
                                 Certificates with an outstanding Certificate
                                 Balance at least equal to 25% of its initial
                                 Certificate Balance or, if no such Class
                                 satisfies such criteria, the Class of
                                 Sequential Pay Certificates with the then
                                 largest outstanding Class Balance.

ERISA                            The Offered Certificates are expected to be
                                 ERISA eligible.

SMMEA                            The Offered Certificates are not expected to be
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
Bill Hale
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
bill.e.hale@bankofamerica.com

Geordie Walker
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
geordie.r.walker@bankofamerica.com

Chuck Mather
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
charles.mather@bankofamerica.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

BARCLAYS CAPITAL INC.
Haejin Baek
(212) 412-1863 (Phone)
(212) 412-7489 (Fax)
haejin.baek@barcap.com

Brian Dixon
(212) 412-2663 (Phone)
(212) 412-7305 (Fax)
brian.dixon@barcap.com

Craig Leonard
(212) 412-2663 (Phone)
(212) 412-7305 (Fax)
craig.leonard@barcap.com

Sang Yu
(212) 412-3685 (Phone)
(212) 412-1678 (Fax)
sang.yu@barcap.com

SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS
Roberto Lumpris
(404) 532-0715 (Phone)
(404) 813-0000 (Fax)
roberto.lumpris@suntrust.com

Robert McComis
(404) 588-8201 (Phone)
(404) 813-8100 (Fax)
robert.mccomis@suntrust.com

Paula Wiser
(404) 588-8137 (Phone)
(404) 813-8100 (Fax)
paula.wiser@suntrust.com

CREDIT SUISSE FIRST BOSTON LLC
Barry Polen
(212) 325-3295 (Phone)
(212) 325-8104 (Fax)
barry.polen@credit-suisse.com

Andrew Winer
(212) 325-3295 (Phone)
(212) 325-8104 (Fax)
andrew.winer@credit-suisse.com

GOLDMAN, SACHS & CO.
Emily Brooks
(212) 902-7294 (Phone)
(212) 346-3594 (Fax)
emily.brooks@gs.com

Scott Wisenbaker
(212) 902-2858 (Phone)
(212) 346-3594 (Fax)
scott.wisenbaker@gs.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                                MORTGAGE POOL     LOAN GROUP 1     LOAN GROUP 2
                                                                               ---------------  ---------------  ---------------

Number of Mortgage Loans ....................................................              193              146               47
Number of Mortgaged Properties ..............................................              927              879               48
Aggregate Balance of all Mortgage Loans(1) ..................................  $ 2,044,703,849  $ 1,689,303,912  $   355,399,937
Number of Balloon Payment Mortgage Loans(2) .................................              185              138               46
Aggregate Balance of Balloon Payment Mortgage Loans(2) ......................  $ 1,912,672,558  $ 1,557,272,622  $   340,399,937
Number of Anticipated Repayment Date Mortgage Loans(3) ......................                5                4                1
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3) ...........  $    79,400,000  $    64,400,000  $    15,000,000
Number of Interest Only Mortgage Loans(3) ...................................                6                6                0
Aggregate Balance of Interest Only Mortgage Loans(3) ........................  $   120,043,000  $   120,043,000  $             0
Number of Fully Amortizing Mortgage Loans(4) ................................                2                2                0
Aggregate Balance of Fully Amortizing Mortgage Loans(4) .....................  $    11,988,291  $    11,988,291  $             0
Maximum Balance .............................................................  $   149,625,000  $   149,625,000  $    24,100,000
Minimum Balance .............................................................  $     1,021,832  $     1,021,832  $     1,100,328
Average Balance .............................................................  $    10,594,320  $    11,570,575  $     7,561,701
Number of Cross-Collateralized and Cross-Defaulted Loan Pools. ..............                1                1                0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted .....  $    25,395,000  $    25,395,000  $             0
Weighted Average Cut-off Date LTV Ratio .....................................             67.5%            66.2%            73.6%
Maximum Cut-off Date LTV Ratio ..............................................             80.0%            80.0%            80.0%
Minimum Cut-off Date LTV Ratio. .............................................             22.4%            23.9%            22.4%
Weighted Average DSCR(4) ....................................................             1.49x            1.53x            1.20x
Maximum DSCR(4) .............................................................             3.27x            3.21x            3.27x
Minimum DSCR(4) .............................................................             1.06x            1.06x            1.29x
Weighted Average LTV at Maturity or Anticipated Repayment Date(5) ...........             60.0%            58.8%            66.1%
Range of Mortgage Loan Interest Rates. ......................................   4.923% - 7.546%  5.131% - 7.546%  4.923% - 6.000%
Weighted Average Mortgage Loan Interest Rate ................................            5.626%           5.650%           5.512%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ..         56 - 179         56 - 179         57 - 120
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date ...              112              112              109

----------
(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans (including anticipated repayment date mortgage loans) that are Interest Only until maturity or until the anticipated repayment date.

(3)  Two Mortgage Loans, Loan Nos. 59291 and 59355 (such Loan Numbers are set forth in Annex A to the prospectus supplement), representing 0.8% and 1.3%
     of the Initial Pool Balance (0.9% and 1.6% of the Group 1 Balance),
     respectively, are both ARD Loans and Interest Only Mortgage Loans which results in such Mortgage Loans appearing in each category.

(4)  Includes one Mortgage Loan, Loan No. 9000330 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 0.4% of the Initial
     Pool Balance (0.5% of the Group 1 Balance), that is Interest Only for the first 21 months of the loan term, then Fully Amortizing for the remainder of the loan term.

(5)  Excludes Mortgage Loans that are Fully Amortizing.

*    One Mortgage Loan, the KinderCare Portfolio Mortgage Loan, Loan No. 59414
     (such Loan Number is set forth in Annex A to the prospectus supplement), representing 7.3% of the Initial Pool Balance (8.9% of the Group 1
     Balance), is part of a split loan structure evidenced by three pari passu promissory notes referred to as Note A-1, Note A-2 and Note A-3. The
     Cut-off Date balance of this Mortgage Loan has been calculated based upon
     Note A-2 (which is the only note included in the trust fund). Each Cut-off
     Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral Information with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the three pari passu notes (excluding the subordinate component of Note A-1). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate component of Note A-1 were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of Note A-2 included in the trust fund.

     One Mortgage Loan, the Desert Passage Mortgage Loan, Loan No. 59264 (such
     Loan Number is set forth in Annex A to the prospectus supplement), representing 6.4% of the Initial Pool Balance (7.8% of the Group 1
     Balance), is part of a split loan structure evidenced by three pari passu promissory notes referred to as Note A-1, Note A-2 and Note A-3. The
     Cut-off Date balance of this Mortgage Loan has been calculated based upon
     Note A-1 (which is the only note included in the trust fund). Each Cut-off
     Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral Information with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the three pari passu notes. For purposes of weighing such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of Note A-2 included in the trust fund.

     One Mortgage Loan, referred to as the Torre Mayor Mortgage Loan, Loan No.
     20051519 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 2.7% of the Initial Pool Balance (3.3% of the
     Group 1 Balance), is part of a split loan structure evidenced by two pari passu notes referred to as note A-1 and note A-2; and one subordinate note referred to as note B and an obligation to make a future advance which will be evidenced by a subordinate note C. Only note A-2 is included in the trust. The Cut-off Date balance of this Mortgage Loan has been calculated based upon note A-2. Each Cut-off Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon note A-1 and note A-2 and excludes note B and the obligation to make a future advance which will be evidenced by a subordinate note C. Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if note B and note C were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of note A-2 included in the trust fund.

     One Mortgage Loan, Loan No. 9000330 (such Loan Number is set forth in Annex
     A to the prospectus supplement), representing 0.4% of the Initial Pool
     Balance (0.5% of the Group 1 Balance), is Interest Only for the first 21 months of the loan term, then Fully Amortizing for the remainder of the loan term. The debt service coverage ratio of 1.27x was used based on payments after the Interest Only period and the 2007 rent increase.

     See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this free writing prospectus.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Manufactured Housing    3.1%
Mixed Use               1.6%
Retail                 31.8%
Office                 19.6%
Multifamily            15.7%
Hotel                  10.2%
Other                   7.3%
Self Storage            6.1%
Industrial              4.6%

PROPERTY TYPE

                                                                  WEIGHTED                     WEIGHTED                  WEIGHTED
                       NUMBER OF     AGGREGATE        % OF         AVERAGE       MIN/MAX        AVERAGE       MIN/MAX     AVERAGE
                       MORTGAGED   CUT-OFF DATE   INITIAL POOL  UNDERWRITTEN   UNDERWRITTEN  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
PROPERTY TYPE         PROPERTIES      BALANCE        BALANCE        DSCR           DSCR        LTV RATIO     LTV RATIO     RATE
--------------------  ----------  --------------  ------------  ------------  -------------  ------------  ------------  --------

Retail                     53     $  649,618,894      31.8%         1.30x     1.15x / 2.91x      69.8%     23.9% / 79.9%  5.579%
   Anchored                19        440,971,523      21.6          1.28x     1.15x / 1.76x      70.9%     57.0% / 79.9%  5.518%
   Unanchored              23        136,951,855       6.7          1.34x     1.20x / 1.66x      69.8%     47.5% / 79.8%  5.620%
   Shadow Anchored         11         71,695,516       3.5          1.36x     1.20x / 2.91x      62.9%     23.9% / 79.7%  5.876%
Office                     34        401,697,123      19.6          1.41x     1.20x / 1.84x      66.0%     38.3% / 80.0%  5.911%
Multifamily                45        320,198,140      15.7          1.30x     1.20x / 3.27x      73.4%     22.4% / 80.0%  5.524%
Hotel                      19        209,233,225      10.2          1.60x     1.38x / 1.94x      63.9%     52.1% / 74.8%  5.855%
Other                     713        149,625,000       7.3          3.21x     3.21x / 3.21x      40.8%     40.8% / 40.8%  5.236%
Self Storage               38        123,898,067       6.1          1.30x     1.20x / 1.79x      75.0%     51.2% / 80.0%  5.452%
Industrial                 13         94,209,849       4.6          1.30x     1.20x / 1.38x      73.2%     46.4% / 78.9%  5.579%
Manufactured Housing        6         63,940,000       3.1          1.20x     1.06x / 1.26x      74.0%     59.6% / 80.0%  5.383%
Mixed Use                   6         32,283,553       1.6          1.26x     1.22x / 1.74x      70.1%     64.8% / 80.0%  5.680%
                          ---     --------------     -----          ----      ------------       ----      ------------   -----
TOTAL/WTD AVG             927     $2,044,703,849     100.0%         1.49X     1.06X / 3.27X      67.5%     22.4% / 80.0%  5.626%
                          ===     ==============     =====          ====      ============       ====      ============   =====

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

  IDAHO                       NEBRASKA                    MISSOURI
  2 properties                4 properties                17 properties
  $4,224,000                  $21,445,799                 $48,771,706
  0.2% of total               1.0% of total               2.4% of total

  IOWA                        MINNESOTA                   WISCONSIN
  6 properties                26 properties               27 properties
  $27,580,317                 $19,383,007                 $19,696,084
  1.3% of total               0.9% of total               1.0% of total

  ILLINOIS                    INDIANA                     PENNSYLVANIA
  69 properties               13 properties               34 properties
  $18,229,965                 $29,640,899                 $13,836,574
  0.9% of total               1.4% of total               0.7% of total

  NEW HAMPSHIRE               MICHIGAN                    OHIO
  7 properties                22 properties               50 properties
  $22,688,680                 $74,247,255                 $141,881,174
  1.1% of total               3.6% of total               6.9% of total

  NEW YORK                    MASSACHUSETTS               CONNECTICUT
  8 properties                24 properties               9 properties
  $128,716,190                $18,468,465                 $1,737,840
  6.3% of total               0.9% of total               0.1% of total

  NEW JERSEY                  DELAWARE                    MARYLAND
  26 properties               6 properties                25 properties
  $89,802,910                 $3,855,327                  $60,207,845
  4.4% of total               0.2% of total               2.9% of total

  VIRGINIA                    NORTH CAROLINA              GEORGIA
  63 properties               27 properties               21 properties
  $69,532,817                 $38,661,476                 $76,267,336
  3.4% of total               1.9% of total               3.7% of total

  FLORIDA                     TENNESSEE                   KENTUCKY
  66 properties               19 properties               5 properties
  $122,654,351                $30,527,059                 $5,376,860
  6.0% of total               1.5% of total               0.3% of total

  ALABAMA                     MISSISSIPPI                 LOUISIANA
  10 properties               3 properties                7 properties
  $12,800,198                 $2,405,956                  $12,736,087
  0.6% of total               0.1% of total               0.6% of total

  ARKANSAS                    TEXAS                       OKLAHOMA
  4 properties                93 properties               11 properties
  $10,404,682                 $206,053,748                $14,346,872
  0.5% of total               10.1% of total              0.7% of total

  KANSAS                      NEW MEXICO                  COLORADO
  9 properties                3 properties                22 properties
  $18,550,529                 $717,247                    $34,845,843
  0.9% of total               0.04% of total              1.7% of total

  ARIZONA                     UTAH                        CALIFORNIA
  27 properties               8 properties                90 properties
  $60,942,352                 $10,962,996                 $298,321,456
  3.0% of total               0.5% of total               14.6% of total

  NEVADA                      OREGON                      WASHINGTON
  8 properties                13 properties               41 properties
  $150,737,038                $13,745,361                 $24,785,853
  7.4% of total               0.7% of total               1.2% of total

  MEXICO                      GRAND CAYMAN
  1 property                  1 property
  $55,000,000                 $29,913,698
  2.7% of total               1.5% of total

[ ] <1.0% of Initial Pool Balance
[ ] 1.0% - 5.0% of Initial Pool Balance
[ ] 5.1% - 10.0% of Initial Pool Balance
[ ] >10.0% of Initial Pool Balance

GEOGRAPHIC DISTRIBUTION

                                                               WEIGHTED      WEIGHTED    WEIGHTED
                    NUMBER OF     AGGREGATE                     AVERAGE       AVERAGE     AVERAGE
                    MORTGAGED   CUT-OFF DATE   % OF INITIAL  UNDERWRITTEN  CUT-OFF DATE  MORTGAGE
PROPERTY LOCATION  PROPERTIES      BALANCE     POOL BALANCE      DSCR        LTV RATIO     RATE
-----------------  ----------  --------------  ------------  ------------  ------------  --------

California              90     $  298,321,456      14.6%         1.53x         62.3%      5.567%
Texas                   93        206,053,748      10.1          1.39x         69.6%      5.538%
Nevada                   8        150,737,038       7.4          1.28x         71.3%      5.495%
Ohio                    50        141,881,174       6.9          1.37x         74.1%      5.599%
New York                 8        128,716,190       6.3          1.32x         69.6%      5.474%
Florida                 66        122,654,351       6.0          1.45x         67.9%      5.493%
New Jersey              26         89,802,910       4.4          1.35x         74.3%      5.647%
Georgia                 21         76,267,336       3.7          1.33x         74.1%      5.567%
Michigan                22         74,247,255       3.6          1.47x         62.1%      5.531%
Virginia                63         69,532,817       3.4          1.75x         64.3%      5.766%
Others                 480        686,489,576      33.6          1.62x         65.7%      5.766%
                       ---     --------------     -----          ----          ----       -----
TOTAL/WTD AVG          927     $2,044,703,849     100.0%         1.49X         67.5%      5.626%
                       ===     ==============     =====          ====          ====       =====

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 39 STATES, MEXICO AND THE
     CAYMAN ISLANDS.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
$1,021,832 -- $1,999,999             17        28,283,715     1.4
$2,000,000 -- $2,999,999             31        77,456,510     3.8
$3,000,000 -- $3,999,999             19        66,244,274     3.2
$4,000,000 -- $4,999,999             16        72,759,331     3.6
$5,000,000 -- $7,499,999             39       239,374,084    11.7
$7,500,000 -- $9,999,999             16       142,986,671     7.0
$10,000,000 -- $14,999,999           23       273,469,872    13.4
$15,000,000 -- $19,999,999           14       235,625,716    11.5
$20,000,000 -- $29,999,999            7       166,867,231     8.2
$30,000,000 -- $49,999,999            5       187,412,892     9.2
$50,000,000 -- $99,999,999            3       162,715,219     8.0
$100,000,000 -- $149,625,000          3       391,508,334    19.1
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

Min: $1,021,832   Max: $149,625,000   Average: $10,594,320

LOCATION

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)     POOL
                                 ----------   -------------   -----
California                            90        298,321,456    14.6
Texas                                 93        206,053,748    10.1
Nevada                                 8        150,737,038     7.4
Ohio                                  50        141,881,174     6.9
New York                               8        128,716,190     6.3
Florida                               66        122,654,351     6.0
New Jersey                            26         89,802,910     4.4
Georgia                               21         76,267,336     3.7
Michigan                              22         74,247,255     3.6
Virginia                              63         69,532,817     3.4
Others                               480        686,489,576    33.6
                                     ---      -------------   -----
TOTAL:                               927      2,044,703,849   100.0
                                     ===      =============   =====

PROPERTY TYPE

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)     POOL
                                 ----------   -------------   -----
Retail                                53        649,618,894    31.8
   Anchored                           19        440,971,523    21.6
   Unanchored                         23        136,951,855     6.7
   Shadow Anchored                    11         71,695,516     3.5
Office                                34        401,697,123    19.6
Multifamily                           45        320,198,140    15.7
Hotel                                 19        209,233,225    10.2
Other                                713        149,625,000     7.3
Self Storage                          38        123,898,067     6.1
Industrial                            13         94,209,849     4.6
Manufactured Housing                   6         63,940,000     3.1
Mixed Use                              6         32,283,553     1.6
                                     ---      -------------   -----
TOTAL:                               927      2,044,703,849   100.0
                                     ===      =============   =====

MORTGAGE RATE (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
4.923% -- 4.999%                      2         7,600,000     0.4
5.000% -- 5.249%                     12       220,007,706    10.8
5.250% -- 5.499%                     45       705,373,077    34.5
5.500% -- 5.749%                     75       653,127,334    31.9
5.750% -- 5.999%                     46       274,335,413    13.4
6.000% -- 6.249%                     10        92,367,316     4.5
6.250% -- 6.499%                      2        36,893,004     1.8
6.500% -- 7.546%                      1        55,000,000     2.7
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

Min: 4.923%   Max: 7.546%   Wtd Avg: 5.626%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
60 -- 83                             12       156,498,172     7.7
84 -- 99                              9       153,459,893     7.5
100 -- 120                          163     1,574,847,522    77.0
121 -- 179                            7       117,909,972     5.8
180                                   2        41,988,291     2.1
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

Min: 60   Max: 180   Wtd Avg: 115

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
56 -- 59                              9       139,493,778     6.8
60 -- 79                              1         6,363,070     0.3
80 -- 99                             11       164,101,216     8.0
100 -- 109                            1        16,000,000     0.8
110 -- 119                          159     1,572,892,484    76.9
120 -- 139                            8        90,115,010     4.4
140 -- 159                            2        13,750,000     0.7
160 -- 179                            2        41,988,291     2.1
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

Min: 56   Max: 179   Wtd Avg: 112

PREPAYMENT PROVISION SUMMARY

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
Lockout/Defeasance/Open             170     1,705,003,067    83.4
Lockout/Yield Maintenance/Open       23       339,700,782    16.6
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
22.4% -- 29.9%                        2         7,600,000     0.4
30.0% -- 49.9%                        7       233,370,811    11.4
50.0% -- 59.9%                       11       141,312,596     6.9
60.0% -- 64.9%                       21       144,080,082     7.0
65.0% -- 69.9%                       35       324,762,827    15.9
70.0% -- 74.9%                       56       668,958,322    32.7
75.0% -- 79.9%                       50       426,891,211    20.9
80.0% -- 80.0%                       11        97,728,000     4.8
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

Min: 22.4%   Max: 80.0%   Wtd Avg: 67.5%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
Fully Amortizing(1)                   2        11,988,291     0.6
19.5% -- 24.9%                        3        11,173,979     0.5
25.0% -- 49.9%                       15       274,514,163    13.4
50.0% -- 59.9%                       59       526,172,487    25.7
60.0% -- 64.9%                       45       312,401,487    15.3
65.0% -- 69.9%                       44       637,787,668    31.2
70.0% -- 74.9%                       23       220,465,774    10.8
75.0% -- 79.9%                        2        50,200,000     2.5
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

Min: 19.5%   Max: 79.9%   Wtd Avg: 60.0(2)

(1)  Includes one Mortgage Loan, Loan No. 9000330, that is Interest Only for the first 21 months of the loan term then Fully Amortizing for the reminder of the loan term.

(2)  Excludes Mortgage Loans that are Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS (X)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
1.06x -- 1.19x                        7       186,229,862     9.1
1.20x -- 1.24x                       52       478,113,035    23.4
1.25x -- 1.29x                       38       448,145,122    21.9
1.30x -- 1.34x                       26       169,992,209     8.3
1.35x -- 1.39x                       22       130,350,966     6.4
1.40x -- 1.49x                       21       190,781,812     9.3
1.50x -- 1.59x                        8        93,549,394     4.6
1.60x -- 1.69x                        6        40,093,585     2.0
1.70x -- 1.79x                        6        76,457,812     3.7
1.80x -- 1.89x                        3        18,765,051     0.9
1.90x -- 1.99x                        1        55,000,000     2.7
2.00x -- 2.99x                        1         2,100,000     0.1
3.00x -- 3.27x                        2       155,125,000     7.6
                                    ---     -------------   -----
TOTAL:                              193     2,044,703,849   100.0
                                    ===     =============   =====

Min: 1.06x   Max: 3.27x   Wtd Avg: 1.49x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                  NO. OF       AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                  LOANS       BALANCE ($)   GROUP 1
                                 --------   -------------   -------
$1,021,832 -- $1,999,999             14        23,855,994      1.4
$2,000,000 -- $2,999,999             24        59,152,842      3.5
$3,000,000 -- $3,999,999              9        31,776,474      1.9
$4,000,000 -- $4,999,999             15        68,659,331      4.1
$5,000,000 -- $7,499,999             31       188,642,034     11.2
$7,500,000 -- $9,999,999             13       117,222,887      6.9
$10,000,000 -- $14,999,999           14       166,553,693      9.9
$15,000,000 -- $19,999,999           10       169,836,981     10.1
$20,000,000 -- $29,999,999            5       121,967,231      7.2
$30,000,000 -- $49,999,999            5       187,412,892     11.1
$50,000,000 -- $99,999,999            3       162,715,219      9.6
$100,000,000 -- $149,625,000          3       391,508,334     23.2
                                    ---     -------------    -----
TOTAL:                              146     1,689,303,912    100.0
                                    ===     =============    =====

Min: $1,021,832   Max: $149,625,000   Average: $11,570,575

LOCATION

                                    NO. OF       AGGREGATE      % OF
                                  MORTGAGED    CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)    GROUP 1
                                 ----------   -------------   -------
California                            90        298,321,456     17.7
Texas                                 83        143,012,118      8.5
Nevada                                 7        138,187,038      8.2
New York                               7        123,216,190      7.3
New Jersey                            26         89,802,910      5.3
Ohio                                  43         84,391,893      5.0
Florida                               62         83,864,351      5.0
Virginia                              61         60,739,175      3.6
Maryland                              24         57,420,698      3.4
Mexico                                 1         55,000,000      3.3
Others                               475        555,348,084     32.9
                                     ---      -------------    -----
TOTAL:                               879      1,689,303,912    100.0
                                     ===      =============    =====

PROPERTY TYPE

                                   NO. OF       AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)    GROUP 1
                                 ----------   -------------   -------
Retail                                53        649,618,894     38.5
   Anchored                           19        440,971,523     26.1
   Unanchored                         23        136,951,855      8.1
   Shadow Anchored                    11         71,695,516      4.2
Office                                34        401,697,123     23.8
Hotel                                 19        209,233,225     12.4
Other                                713        149,625,000      8.9
Self Storage                          38        123,898,067      7.3
Industrial                            13         94,209,849      5.6
Mixed Use                              6         32,283,553      1.9
Manufactured Housing                   2         26,250,000      1.6
Multifamily                            1          2,488,203      0.1
                                     ---      -------------    -----
TOTAL:                               879      1,689,303,912    100.0
                                     ===      =============    =====

MORTGAGE RATE (%)
                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   --------
5.131% -- 5.249%                      8       200,240,656     11.9
5.250% -- 5.499%                     30       563,622,702     33.4
5.500% -- 5.749%                     53       503,819,589     29.8
5.750% -- 5.999%                     43       240,716,181     14.2
6.000% -- 6.249%                      9        89,011,781      5.3
6.250% -- 6.499%                      2        36,893,004      2.2
6.500% -- 7.546%                      1        55,000,000      3.3
                                    ---       -----------    -----
TOTAL:                              146     1,689,303,912    100.0
                                    ===     =============    =====

Min: 5.131%   Max: 7.546%   Wtd Avg: 5.650%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
60 -- 83                              8       107,143,426      6.3
84 -- 99                              9       153,459,893      9.1
100 -- 120                          120     1,268,802,331     75.1
121 -- 179                            7       117,909,972      7.0
180                                   2        41,988,291      2.5
                                    ---     -------------    -----
TOTAL:                              146     1,689,303,912    100.0
                                    ===     =============    =====

Min: 60   Max: 180   Wtd Avg: 115

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
56 -- 59                              5        90,139,032      5.3
60 -- 79                              1         6,363,070      0.4
80 -- 99                             11       164,101,216      9.7
100 -- 109                            1        16,000,000      0.9
110 -- 119                          118     1,298,447,293     76.9
120 -- 139                            6        58,515,010      3.5
140 -- 159                            2        13,750,000      0.8
160 -- 179                            2        41,988,291      2.5
                                    ---     -------------    -----
TOTAL:                              146     1,689,303,912    100.0
                                    ===     =============    =====
Min: 56  Max: 179   Wtd Avg: 112

PREPAYMENT PROVISION SUMMARY

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
Lockout/Defeasance/Open             128     1,370,646,404     81.1
Lockout/Yield
   Maintenance/Open                  18       318,657,508     18.9
                                    ---     -------------    -----
TOTAL:                              146     1,689,303,912    100.0
                                    ===     =============    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
23.9% -- 29.9%                        1         2,100,000     0.1
30.0% -- 49.9%                        7       233,370,811    13.8
50.0% -- 59.9%                        8       122,162,596     7.2
60.0% -- 64.9%                       19       126,286,440     7.5
65.0% -- 69.9%                       32       318,335,106    18.8
70.0% -- 74.9%                       46       561,528,893    33.2
75.0% -- 79.9%                       27       259,792,067    15.4
80.0% -- 80.0%                        6        65,728,000     3.9
                                    ---     -------------   -----
TOTAL:                              146     1,689,303,912   100.0
                                    ===     =============   =====

Min: 23.9%   Max: 80.0%   Wtd Avg: 66.2%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
Fully Amortizing(1)                   2        11,988,291      0.7
20.8% -- 24.9%                        2         5,673,979      0.3
25.0% -- 49.9%                       14       272,014,163     16.1
50.0% -- 59.9%                       52       497,130,703     29.4
60.0% -- 64.9%                       35       226,872,406     13.4
65.0% -- 69.9%                       29       526,388,343     31.2
70.0% -- 74.9%                       10        99,036,028      5.9
75.0% -- 79.9%                        2        50,200,000      3.0
                                    ---     -------------    -----
TOTAL:                              146     1,689,303,912    100.0
                                    ===     =============    =====

Min: 20.8%   Max: 79.9%   Wtd Avg: 58.8(2)

(1)  Includes one Mortgage Loan, Loan No. 9000330, that is Interest Only for the first 21 months of the loan term then Fully Amortizing for the remainder of the loan term.

(2)  Excludes Mortgage Loans that are Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS (X)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
1.06x -- 1.19x                        5       171,406,078     10.1
1.20x -- 1.24x                       30       286,971,015     17.0
1.25x -- 1.29x                       27       370,786,789     21.9
1.30x -- 1.34x                       23       151,921,147      9.0
1.35x -- 1.39x                       19       104,058,250      6.2
1.40x -- 1.49x                       18       174,446,743     10.3
1.50x -- 1.59x                        7        91,049,394      5.4
1.60x -- 1.69x                        5        36,716,632      2.2
1.70x -- 1.79x                        6        76,457,812      4.5
1.80x -- 1.89x                        3        18,765,051      1.1
1.90x -- 1.99x                        1        55,000,000      3.3
2.00x -- 2.99x                        1         2,100,000      0.1
3.00x -- 3.21x                        1       149,625,000      8.9
                                    ---     -------------    -----
TOTAL:                              146     1,689,303,912    100.0
                                    ===     =============    =====

Min: 1.06x   Max: 3.21x   Wtd Avg: 1.53x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
$1,100,328 -- $1,999,999             3         4,427,721      1.2
$2,000,000 -- $2,999,999             7        18,303,667      5.2
$3,000,000 -- $3,999,999            10        34,467,800      9.7
$4,000,000 -- $4,999,999             1         4,100,000      1.2
$5,000,000 -- $7,499,999             8        50,732,050     14.3
$7,500,000 -- $9,999,999             3        25,763,784      7.2
$10,000,000 -- $14,999,999           9       106,916,179     30.1
$15,000,000 -- $19,999,999           4        65,788,735     18.5
$20,000,000 -- $24,100,000           2        44,900,000     12.6
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

Min: $1,100,328   Max: $24,100,000   Average: $7,561,701

LOCATION

                                   NO. OF       AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)   GROUP 2
                                 ----------   ------------   -------
Texas                                10         63,041,629     17.7
Ohio                                  7         57,489,281     16.2
Florida                               4         38,790,000     10.9
Georgia                               2         27,310,255      7.7
Michigan                              2         22,150,000      6.2
Arizona                               1         20,800,000      5.9
North Carolina                        3         18,473,784      5.2
Missouri                              2         17,355,535      4.9
Nevada                                1         12,550,000      3.5
Oklahoma                              1         11,945,448      3.4
Others                               15         65,494,005     18.4
                                    ---        -----------    -----
TOTAL:                               48        355,399,937    100.0
                                    ===        ===========    =====

PROPERTY TYPE

                                   NO. OF       AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)   GROUP 2
                                 ----------   ------------   -------
Multifamily                          44        317,709,937     89.4
Manufactured Housing                  4         37,690,000     10.6
                                    ---        -----------    -----
TOTAL:                               48        355,399,937    100.0
                                    ===        ===========    =====

MORTGAGE RATE (%)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
4.923% -- 4.999%                     2         7,600,000      2.1
5.000% -- 5.249%                     4        19,767,050      5.6
5.250% -- 5.499%                    15       141,750,375     39.9
5.500% -- 5.749%                    22       149,307,745     42.0
5.750% -- 5.999%                     3        33,619,232      9.5
6.000% -- 6.000%                     1         3,355,535      0.9
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

Min: 4.923%   Max: 6.000%   Wtd Avg: 5.512%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
60 -- 99                             4        49,354,746     13.9
100 -- 120                          43       306,045,191     86.1
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

Min: 60   Max: 120   Wtd Avg: 112

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
57 -- 109                            4        49,354,746     13.9
110 -- 119                          41       274,445,191     77.2
120                                  2        31,600,000      8.9
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

Min: 57   Max: 120   Wtd Avg: 109

PREPAYMENT PROVISION SUMMARY

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
Lockout/Defeasance/Open             42       334,356,663     94.1
Lockout/Yield Maintenance/Open       5        21,043,274      5.9
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                   NO. OF     AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
22.4% -- 49.9%                       1         5,500,000      1.5
50.0% -- 59.9%                       3        19,150,000      5.4
60.0% -- 64.9%                       2        17,793,642      5.0
65.0% -- 69.9%                       3         6,427,721      1.8
70.0% -- 74.9%                      10       107,429,430     30.2
75.0% -- 79.9%                      23       167,099,144     47.0
80.0% -- 80.0%                       5        32,000,000      9.0
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

Min: 22.4%   Max: 80.0%   Wtd Avg: 73.6%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
19.5% -- 24.9%                       1         5,500,000      1.5
25.0% -- 49.9%                       1         2,500,000      0.7
50.0% -- 59.9%                       7        29,041,784      8.2
60.0% -- 64.9%                      10        85,529,081     24.1
65.0% -- 69.9%                      15       111,399,326     31.3
70.0% -- 74.3%                      13       121,429,746     34.2
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

Min: 19.5%   Max: 74.3%   Wtd Avg: 66.1

DEBT SERVICE COVERAGE RATIOS (X)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
1.19x                                2        14,823,784      4.2
1.20x -- 1.24x                      22       191,142,020     53.8
1.25x -- 1.29x                      11        77,358,333     21.8
1.30x -- 1.34x                       3        18,071,062      5.1
1.35x -- 1.39x                       3        26,292,716      7.4
1.40x -- 1.49x                       3        16,335,069      4.6
1.50x -- 1.59x                       1         2,500,000      0.7
1.60x -- 2.99x                       1         3,376,953      1.0
3.00x -- 3.27x                       1         5,500,000      1.5
                                   ---       -----------    -----
TOTAL:                              47       355,399,937    100.0
                                   ===       ===========    =====

Min: 1.19x   Max: 3.27x   Wtd Avg: 1.29x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)                      MAR-06      MAR-07      MAR-08      MAR-09      MAR-10      MAR-11      MAR-12
-----------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Lockout/Defeasance(2)                          100.00%      90.80%      90.82%      87.82%      83.13%      82.10%      82.05%
Yield Maintenance(2)                             0.00%       9.20%       9.18%      12.18%      16.63%      17.90%      17.95%
Open                                             0.00%       0.00%       0.00%       0.00%       0.24%       0.00%       0.00%
                                            ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total                                          100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
                                            =========   =========   =========   =========   =========   =========   =========

Total Beginning Balance (in millions)       $2,044.70   $2,033.81   $2,021.06   $2,002.88   $1,978.04   $1,816.06   $1,780,77
Percent of Aggregate Cut-off Date Balance      100.00%      99.47%      98.84%      97.95%      96.74%      88.82%      87.09%
                                            ---------   ---------   ---------   ---------   ---------   ---------   ---------

PREPAYMENT PROVISIONS(1)                  MAR-13      MAR-14      MAR-15     MAR-16    MAR-17    MAR-18    MAR-19    MAR-20
-------------------------------------   ---------   ---------   ---------   -------   -------   -------   -------   -------

Lockout/Defeasance(2)                       80.48%      80.44%      79.62%    52.98%    52.01%    12.61%     1.54%     0.78%
Yield Maintenance(2)                        19.52%      19.56%      19.79%    47.02%    47.99%    87.39%    98.46%    99.22%
Open                                         0.00%       0.00%       0.59%     0.00%     0.00%     0.00%     0.00%     0.00%
                                        ---------   ---------   ---------   -------   -------   -------   -------   -------
Total                                      100.00%     100.00%     100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                                        =========   =========   =========   =======   =======   =======   =======   =======

Total Beginning Balance (in millions)   $1,598,70   $1,565,90   $1,517,48   $ 77.46   $ 74.64   $ 40.25   $ 35.04   $ 34.05
Percent of Aggregate Cut-off Date
   Balance                                  78.19%      76.58%      74.22%     3.79%     3.65%     1.97%     1.71%     1.67%
                                        ---------   ---------   ---------   -------   -------   -------   -------   -------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date, 23 Mortgage Loans, representing 16.6% of the
     Initial Pool Balance (18.9% of the Group 1 Balance, and 5.9% of the Group 2
     Balance) are subject to an initial lockout period after which prepayment is permitted subject to the greater of a yield maintenance charge or a 1%
     prepayment premium. One hundred seventy Mortgage Loans representing 83.4%
     of the Initial Pool Balance are subject to an initial lockout period after which defeasance is permitted. One Mortgage Loan, Loan No. 20051248, representing 1.9% of the Initial Pool Balance (2.3% of the Group 1
     Balance), is open to prepayment with yield maintenance as of April 1, 2006.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                % OF       % OF
                                          CUT-OFF             INITIAL   APPLICABLE
                                           DATE        LOAN     POOL       LOAN      PROPERTY
LOAN NAME                                 BALANCE     GROUP   BALANCE      GROUP       TYPE
------------------------------------   ------------   -----   --------- ----------   --------

KinderCare Portfolio ...............   $149,625,000     1       7.3%       8.9%        Other
Desert Passage .....................    131,883,334     1       6.4        7.8%       Retail
Waterfront at Port Chester .........    110,000,000     1       5.4        6.5%       Retail
Fairmont Sonoma Mission Inn & Spa...     55,000,000     1       2.7        3.3%        Hotel
Torre Mayor ........................     55,000,000     1       2.7        3.3%       Office
Medical Mutual Headquarters ........     52,715,219     1       2.6        3.1%       Office
Frandor Shopping Center ............     39,500,000     1       1.9        2.3%       Retail
Metro Plaza at Jersey City .........     39,000,000     1       1.9        2.3%       Retail
Plaza Antonio ......................     39,000,000     1       1.9        2.3%       Retail
Main Event Portfolio ...............     35,512,892     1       1.7        2.1%       Retail
                                       ------------            ----
TOTAL/WTD AVG ......................   $707,236,445            34.6%
                                       ============            ====

                                        CUT-OFF         LTV
                                       DATE LTV       RATIO AT      UNDERWRITTEN   MORTGAGE
LOAN NAME                                RATIO    MATURITY OR ARD       DSCR         RATE
------------------------------------   --------   ---------------   ------------   --------

KinderCare Portfolio ...............     40.8%         35.2%            3.21x       5.236%(1)
Desert Passage .....................     72.6%         65.3%            1.28x       5.461%(1)(2)
Waterfront at Port Chester .........     71.9%         69.6%            1.20x       5.463%
Fairmont Sonoma Mission Inn & Spa...     52.1%         52.1%            1.94x       5.400%(1)
Torre Mayor ........................     38.3%         34.3%            1.80x       7.546%
Medical Mutual Headquarters ........     73.2%         65.8%            1.20x       5.650%
Frandor Shopping Center ............     57.0%         51.0%            1.53x       5.460%
Metro Plaza at Jersey City .........     75.0%         67.5%            1.20x       5.730%
Plaza Antonio ......................     65.7%         55.9%            1.20x       6.083%
Main Event Portfolio ...............     68.6%         57.9%            1.45x       5.618%

TOTAL/WTD AVG ......................     60.2%         54.6%            1.78X       5.642%

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this free writing prospectus also applies to this page.

(1)  Interest rate rounded to three decimal places.

(2)  Interest rate subject to change prior to pricing.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
ORIGINAL NOTE A-2 PRINCIPAL BALANCE:    $150,000,000
FIRST PAYMENT DATE:                     January 1, 2006
TERM/AMORTIZATION:                      120/Planned
MATURITY DATE:                          December 1, 2015
EXPECTED NOTE A-2 MATURITY BALANCE:     $129,225,000
BORROWING ENTITY:                       KC Propco, LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout: 13 payments
                                        GRTR 1% PPMT or
                                        Yield Maintenance: 100 payments
                                        Open: 7 payments
PARI PASSU DEBT:                        $150,000,000 Note A-1
                                        and $150,000,000 Note A-3
EXISTING MEZZANINE DEBT:                $50,000,000 senior mezzanine loan
SUBORDINATE COMPONENT:                  $200,000,000 portion (subordinate
                                        component) of Note A-1, not included
                                        in the trust fund.
UP-FRONT RESERVES:
   IMMEDIATE REPAIR RESERVE:            $756,551
LETTERS OF CREDIT:
   TAXES:                               $5,542,841
   REPLACEMENT RESERVES:                $930,000
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:        $648,375,000
NOTE A-1 SENIOR COMPONENT CUT-OFF
   DATE BALANCE:                        $149,625,000
NOTE A-1 SUBORDINATE COMPONENT
   CUT-OFF DATE BALANCE:                $199,500,000
NOTE A-2 CUT-OFF DATE BALANCE:          $149,625,000
NOTE A-3 CUT-OFF DATE BALANCE:          $149,625,000
SHADOW RATING (MOODY'S/S&P):            A3/AAA

                                           WHOLE         WHOLE
                                            LOAN          LOAN
                                         (EXCLUDING    (INCLUDING
                                        SUBORDINATE   SUBORDINATE
                                         COMPONENT)    COMPONENT)
                                        -----------   -----------
CUT-OFF DATE LTV:                          40.8%         58.9%
MATURITY DATE LTV:                         35.2%         50.8%
UNDERWRITTEN DSCR:                         3.21x         2.15x
MORTGAGE RATE(1):                          5.236%        5.462%
--------------------------------------------------------------------------------

(1)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Other
PROPERTY SUB TYPE:                      Child Development Centers
LOCATION:                               Various
YEAR BUILT OR YEAR OPENED:              Various
NET RENTABLE SQUARE FEET:               5,119,320
CUT-OFF BALANCE PSF:                    $88
TRAILING 12 UTILIZATION AS OF
   10/01/2005(1):                       58.6%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Greenstreet Realty Partners, L.P.
U/W NET CASH FLOW:                      $90,800,000
APPRAISED VALUE:                        $1,101,357,835
--------------------------------------------------------------------------------

(1)  Excludes three properties for which information was unavailable and three properties constructed in 2005.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                 UNDERWRITTEN
                                 ------------
Cash Flow (CF)(1)(2) .........    $90,800,000
DSCR on CF(3) ................          3.21x

(1)  The KinderCare Portfolio Borrower, KC Propco, LLC, receives an annual payment of $90,800,000 (via the "Master Lease") from the Knowledge Learning
     Corporation.

(2)  In addition, the underlying properties in the KinderCare Portfolio had a
     12/31/04 EBITDA of $136,397,531 and a Trailing 12 10/01/05 EBITDA of
     $149,511,946.

(3)  Based on an aggregate principal of $448,875,000 (the KinderCare Portfolio
     Whole Loan Cut-off Date principal balance, excluding the Note A-1 subordinate component).

                                    # OF        SQUARE    AVERAGE   % OF TOTAL
STATE                            PROPERTIES      FEET        SF         SF
------------------------------   ----------   ---------   -------   ----------
California ...................        62        535,193    8,632       10.5%
Illinois .....................        68        491,598    7,229        9.6
Texas ........................        56        408,897    7,302        8.0
Virginia .....................        53        341,154    6,437        6.7
Florida ......................        51        322,865    6,331        6.3
Ohio .........................        38        273,553    7,199        5.3
Pennsylvania .................        33        234,845    7,117        4.6
Washington ...................        34        228,234    6,713        4.5
Other(1) .....................       318      2,282,981    7,179       44.9
                                     ---      ---------    -----      -----
TOTAL ........................       713      5,119,320    7,180      100.0%
                                     ===      =========    =====      =====

(1)  Includes 29 states.

                                    # OF        SQUARE    % OF TOTAL
PROPERTY BUILT                   PROPERTIES       FEET        SF
------------------------------   ----------   ---------   ----------
Prior to 1982 ................        93        546,395      10.7%
1982-1987 ....................       323      2,151,710      42.0
1988-1992 ....................       133        854,865      16.7
1993-1998 ....................        57        521,951      10.2
1999 .........................        13        133,518       2.6
2000 .........................        27        265,347       5.2
2001 .........................        19        194,409       3.8
2002 .........................        15        149,943       2.9
2003 .........................        10         98,459       1.9
2004 .........................         5         48,645       1.0
2005 .........................         4         39,834       0.8
NAV ..........................        14        114,244       2.2
                                     ---      ---------     -----
TOTAL ........................       713      5,119,320     100.0%
                                     ===      =========     =====

                                    # OF        SQUARE    % OF TOTAL
OPERATOR                         PROPERTIES      FEET         SF
------------------------------   ----------   ---------   ----------
KinderCare ...................       592      4,190,188      81.9%
Children's World Learning
   Ctr .......................       103        792,693      15.5
Other ........................        18        136,439       2.7
                                     ---      ---------     -----
TOTAL ........................       713      5,119,320     100.0%
                                     ===      =========     =====

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The KinderCare Portfolio Whole Loan is a $650.0 million, ten-year fixed rate loan secured by a first mortgage on 713 children's learning centers located in 37 states. The KinderCare Portfolio Whole Loan is represented by three pari passu promissory notes referred to as Note A-1, Note A-2 (which is the only note included in the trust fund) and Note A-3. The KinderCare
     Portfolio Mortgage Loan is represented by the related Note A-2. Monthly debt service on the KinderCare Portfolio Mortgage Loan in the trust consists of interest plus fixed principal payments of $125,000 for the first 60 months and $225,000 for the last 60 months. Monthly debt service on the KinderCare Portfolio Whole Loan consists of interest plus fixed principal payments of $541,667 for the first 60 months and $975,000 for the last 60 months.

o    The KinderCare Mortgage Loan is serviced pursuant to the pooling and servicing agreement relating to the Banc of America Commercial Mortgage
     Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-6.

THE BORROWER:

o    The KinderCare Portfolio Borrower is KC Propco, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the KinderCare Portfolio
     Borrower's legal counsel has delivered a non-consolidation opinion.

o    Equity ownership is held 100% by KC Mezco I LLC as the Member of the
     KinderCare Portfolio Borrower. Through a series of intermediate ownership levels, equity ownership of the KinderCare Portfolio Borrower is eventually held by KinderCare Learning Centers, Inc. and Knowledge Learning
     Corporation, the sponsor of the KinderCare Portfolio Mortgage Loan. The sponsor principals are Michael R. Milken, Lowell J. Milken and Steven J.
     Green.

o    The KinderCare Portfolio Borrower is generally required at its sole cost and expense to keep the KinderCare Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

THE PROPERTY:

o    The KinderCare Portfolio Mortgaged Property consists of 713 children's learning centers totaling 5,119,320 net rentable square feet located in 37 states that are owned and operated by Knowledge Learning Corporation.

THE COMPANY:

o    KinderCare Learning Centers, founded in 1969 and based in Portland, Oregon, is a leading provider of early childhood education and care to children between the ages of six weeks and 12 years. KinderCare Learning Centers operates 1,222 early childhood education and care centers, 10 before and after-school programs and 43 employer-sponsored child care centers located in 39 states, serving more than 115,000 children and employing approximately 24,000 people.

o    Knowledge Learning Corporation, founded in 1983 and based in Golden,
     Colorado, is a leading provider of early childhood education programs and services operating under several names, including Children's Discovery
     Centers, Knowledge Beginnings, Magic Years and Children's World. Knowledge
     Learning Corporation operates 721 early childhood education and child care centers, 646 before- and after-school programs and 80 employer-sponsored child care centers located in 33 states and Washington, D.C., serving more than 85,000 children and employing approximately 17,000 people. As of the
     12-month period ended September 30, 2004, Knowledge Learning Corporation reported revenue of approximately $1.4 billion and net income of $15.0 million.

o    In January 2005, Knowledge Learning Corporation purchased KinderCare for approximately $550 million, plus the assumption of approximately $483 million of indebtedness. The combined company operates 1,900 early childhood education and child care centers, 656 before-and-after school programs and 123 employer-sponsored child care centers located in 39 states and Washington, D.C., serving more than 200,000 children and employing approximately 41,000 people.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Greenstreet Realty Partners, L.P., is the property manager of the portfolio.

MASTER LEASE:

o    The KinderCare Portfolio Borrower has entered into a 15-year bondable triple net lease ("Master Lease") for the individual properties with the
     Knowledge Learning Corporation. The Master Lease provides for the monthly payment of scheduled base rent increasing periodically over the loan term and standard pass-through expenses. The Master Lease allows the individual properties to remain in the operating company, Knowledge Learning
     Corporation, which makes market rental payments to The KinderCare Portfolio
     Borrower, KC Propco, LLC. Beginning in 2011 and 2016 the scheduled base rent shall increase every five lease years proportionate to any increases in the CPI during the prior five year period, not to exceed a 7% maximum increase. The Master Lease specifies the portion of the base scheduled rent allocated to each individual property. All scheduled Master Lease payments shall at all times during the loan term be made directly to a deposit account controlled by the mortgagee.

RELEASE OF PROPERTY:

o    Provided that no event of default has occurred and is continuing, the
     KinderCare Portfolio Borrower may obtain the release of an individual property from the lien of the related mortgage and the release of the
     KinderCare Portfolio Borrower's obligations upon satisfying the following conditions including, without limitation, receipt by the mortgagee of a certified copy of an amendment to the Master Lease reflecting the deletion of the individual property to be released, which amendment shall reduce the rental obligations of KinderCare Learning Corporation thereunder by an amount equal to the rental obligation associated with the individual property that is to be released. The release price for each individual property shall be 115% of the allocated loan amount to a third party purchaser or the greater of 115% of the allocated loan amount and the then appraised value of such individual property to an affiliate of the
     KinderCare Portfolio Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The equity owner of the borrower, KC Mezco I LLC, incurred mezzanine debt from Bank of America, N.A. with an aggregate balance of $50,000,000 secured by pledges of equity interests in the KinderCare Portfolio Borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

SUBORDINATE COMPONENT:

o    As will be set forth in more detail in the prospectus supplement, the
     KinderCare Portfolio Mortgage Loan is one of three mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the KinderCare Portfolio Mortgaged Property comprised of three pari passu notes, namely the KinderCare Portfolio Note A-1, the
     KinderCare Portfolio Note A-2 and the KinderCare Portfolio Note A-3, with aggregate principal balances as of the Cut-off Date of $149,625,000,
     $149,625,000, and $149,625,000, respectively. The KinderCare Portfolio Note
     A-2 is pari passu in right of payment to the KinderCare Portfolio Note A-1 and the KinderCare Portfolio Note A-3. However, as described in the prospectus supplement, a portion of the KinderCare Portfolio Note A-1 has been subordinated to the KinderCare Portfolio Note A-2, the KinderCare
     Portfolio Note A-3 and the remaining portion of the KinderCare Portfolio
     Note A-1. As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the KinderCare Portfolio Pari Passu Note A-1 Component
     Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the directing certificateholder pursuant to the pooling and servicing agreement related to the securitization of the
     KinderCare Portfolio Pari Passu Note A-1 Component Mortgage Loan with respect to the KinderCare Portfolio Pari Passu Note A-1 Component Mortgage
     Loan, the KinderCare Portfolio Mortgage Loan and the KinderCare Portfolio
     Pari Passu Note A-3 Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the
     Special Servicer in connection with the KinderCare Portfolio Pari Passu
     Note A-1 Component Mortgage Loan, the KinderCare Portfolio Mortgage Loan
     and/or the KinderCare Portfolio Pari Passu Note A-3 Mortgage Loan. In
     addition, such holder may (but is not obliged to) purchase the KinderCare
     Whole Loan, if the KinderCare Portfolio Pari Passu Note A-1 Component
     Mortgage Loan, the KinderCare Portfolio Mortgage Loan and the KinderCare
     Portfolio Pari Passu Note A-3 Mortgage Loan, as applicable, is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if
     the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

DESERT PASSAGE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
ORIGINAL NOTE A-1 PRINCIPAL BALANCE:    $131,883,334
FIRST PAYMENT DATE:                     December 1, 2005
TERM/AMORTIZATION:                      120/360 months
INTEREST ONLY PERIOD:                   36 months
MATURITY DATE:                          November 1, 2015
EXPECTED NOTE A-1 MATURITY BALANCE:     $118,613,407
BORROWING ENTITY:                       Boulevard Invest LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 116 payments
                                        Open: 4 payments
PARI PASSU DEBT:                        $131,883,333 Note A-2 and $131,883,333
                                        Note A-3
EXISTING MEZZANINE DEBT:                $40,000,000 mezzanine loan
UP-FRONT RESERVES:
   TAX RESERVE:                         Yes
   TI/LC RESERVE:                       $8,333,824
   PERFORMANCE RESERVE:                 $40,000,000
   OTHER RESERVE:                       $15,000,000
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                         Yes
   REPLACEMENT RESERVE:                 $11,115
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:        $395,650,000
NOTE A-1 CUT-OFF DATE BALANCE:          $131,883,334
NOTE A-2 CUT-OFF DATE BALANCE:          $131,883,333
NOTE A-3 CUT-OFF DATE BALANCE:          $131,883,333
CUT-OFF DATE LTV:                       72.6%
MATURITY DATE LTV:                      65.3%
UNDERWRITTEN DSCR:                      1.28x
MORTGAGE RATE(1):                       5.461%
--------------------------------------------------------------------------------

(1)  The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail
PROPERTY SUB TYPE:                      Anchored
LOCATION:                               Las Vegas, NV
YEAR BUILT/RENOVATED:                   2000/NAP
NET RENTABLE SQUARE FEET:               493,984
CUT-OFF BALANCE PSF:                    $801
OCCUPANCY AS OF 10/17/2005:             96.8%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Related Urban Management Company, LLC
U/W NET CASH FLOW:                      $34,073,209
APPRAISED VALUE:                        $545,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     ANNUALIZED
                                 (12/31/2003)   (12/31/2004)   (06/30/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......   $34,413,018    $35,687,401    $37,883,450    $50,928,356
Total Expenses ...............   $13,495,805    $15,414,804    $17,991,614    $15,931,397
Net Operating Income (NOI) ...   $20,917,213    $20,272,597    $19,891,836    $34,996,959
Cash Flow (CF) ...............   $20,917,213    $19,435,950    $19,891,836    $34,073,209
DSCR on NOI(1) ...............          0.79x          0.76x          0.75x          1.32x
DSCR on CF(1) ................          0.79x          0.73x          0.75x          1.28x

(1)  Based on an aggregate principal balance of $395,650,000 (the original whole loan principal balance, excluding the subordinate portion of Note A-1).

                              TENANT INFORMATION(1)

                                   RATINGS       TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF    PSF        RENT          RENT      EXPIRATION
------------------------------   -----------   ---------   --------   ------   ----------   -----------   ----------

V Theater ....................    Not Rated      30,883       6.3%    $42.00   $1,297,086       3.6%      12/31/2013
Planet Hollywood .............    Not Rated      22,569       4.6     $46.67    1,053,382       2.9       08/31/2014
Steve Wyrick Theater .........    Not Rated      21,609       4.4     $32.21      696,026       1.9       12/31/2015
Gap/Gap Kids/Baby Gap ........    Baa3/BBB-      20,872       4.2     $45.51      949,885       2.6       08/31/2010
                                                 ------      ----              ----------      ----
TOTAL ........................                   95,933      19.4%             $3,996,378      11.3%
                                                 ======      ====              ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING      % OF     CUMULATIVE     CUMULATIVE    BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF       TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------------------   -----------   --------    --------   ----------   -------------   ----------

2006 .........................        41         18,652       3.8%       18,652          3.8%      $2,810,705
2007 .........................         6         13,372       2.7        32,024          6.5%      $  558,848
2008 .........................         6         30,907       6.3        62,931         12.7%      $1,593,130
2010 .........................        46        115,888      23.5       178,819         36.2%      $8,365,488
2011 .........................        17         62,582      12.7       241,401         48.9%      $3,298,409
2012 .........................        13         38,689       7.8       280,090         56.7%      $2,232,229
2013 .........................         6         37,526       7.6       317,616         64.3%      $1,729,836
2014 .........................         5         28,633       5.8       346,249         70.1%      $1,209,432
2015 .........................        18         52,745      10.7       398,994         80.8%      $4,049,192
2016 .........................        11         40,183       8.1       439,177         88.9%      $2,442,960
2018 .........................         1         11,677       2.4       450,854         91.3%      $  821,127
2021 .........................         1         13,035       2.6       463,889         93.9%      $1,380,015
2025 .........................         3          3,382       0.7       467,271         94.6%      $  353,440
2097 (Parking) ...............         1             --       0.0       467,271         94.6%      $3,438,540
MTM ..........................         6         11,058       2.2       478,329         96.8%      $  531,624
Vacant .......................        --         15,655       3.2       493,984        100.0%      $1,139,443
                                     ---        -------     -----
TOTAL ........................       181        493,984     100.0%
                                     ===        =======     =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants representing 19.4% of the total net rentable square feet are:

o    V THEATER (not rated) occupies 30,883 square feet (6.3% of square feet,
     3.6% of rental income) under a ten-year lease expiring on December 31,
     2013. The current rental rate per square foot of $42.00 increases to $44.00 on January 1, 2010 for the remainder of the lease term. There are two
     5-year options to renew the lease with the rental rate per square foot increasing to $46.00 and $48.00 during the two lease renewal periods, respectively. The tenant will have no right to an extended term if gross sales do not exceed $10,000,000 during the calendar year 2012. If the tenants gross sales do not exceed the performance threshold during the calendar year 2017 the tenant will have no right to the second five-year renewal option. V Theater is an entertainment and dining center providing shows and/or dining. Each section, or the entire facility, can be specifically tailored to meet group needs. The facility can accommodate groups of 20 to 2,000 people. The V Theater also holds up to 500 people in theater-style seating for meetings, concerts and promotional shows. A built-in stage and sound system is available for all presentations, shows or entertainment. The catering facilities can provide both on or off-site dining.

o    PLANET HOLLYWOOD (not rated) occupies 22,569 square feet (4.6% of square feet, 2.9% of rental income) under one ten-year lease expiring on August
     31, 2014 and three 20-year leases all expiring on July 31, 2025. The current rental rates are $36.48 per square foot for the 19,187 square foot space, $80.00 per square foot for the 1,310 square foot space and $120.00 per square foot for the 1,202 square foot space and the 870 square foot space. Planet Hollywood is a national and international chain of restaurants and merchandise stores. In the United States there are restaurants in New York City -- Times Square, Orlando, Florida -- Walt
     Disney World, Myrtle Beach, South Carolina, Las Vegas, Nevada and Honolulu,
     Hawaii. Internationally, there are restaurants in cities in 15 countries including Paris, France, London, England and Tokyo, Japan. There are four merchandise stores in the United States and one in Guam.

o    STEVE WYRICK THEATER (not rated) occupies 21,609 square feet (4.4% of square feet, 1.9% of rental income) under a ten-year lease expiring on
     December 31, 2015. The initial rental rate per square foot of $32.21 increases to $33.71 on December 1, 2006, to $34.29 on December 1, 2007, to
     $36.70 on December 1, 2008, to $37.21 on December 1, 2009 and to $44.19 on
     December 1, 2010 through to the expiration date of December 31, 2015. The rental rate increases to $48.48 during the first five-year extension period and to $52.76 during the second five-year extension period.

o    GAP/GAP KIDS/BABY GAP ("The Gap") (NYSE: "GPS") (rated "Baa3" by Moody's and "BBB-" by S&P) occupies 20,872 square feet (4.2% of square feet, 2.6%
     of rental income) under a five-year lease renewal period expiring on August
     31, 2010. The current rental rate per square foot of $45.51 remains constant during the remaining lease renewal period. There remains one
     5-year option to renew the lease with the rental rate per square foot increasing by the lesser of 12% or the sum of the aggregate percentage increase in CPI for the current lease renewal period plus 4.5%. The Gap is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under The Gap, Banana
     Republic and Old Navy brand names. The Gap operates 3,050 stores located in the United States, Canada, United Kingdom, France and Japan. The Gap
     employs approximately 152,000 people. As of the fiscal year ended January
     29, 2005, The Gap reported revenue of approximately $16.3 billion, net income of $1.2 billion and stockholder equity of $4.9 billion. At the end of the third quarter ended October 29, 2005 The Gap reported revenue of
     $3.9 billion, net income of $775 million and stockholder equity of $5.4 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Desert Passage Mortgage Loan is a $131.9 million, ten-year fixed rate loan secured by a first mortgage on an anchored retail and entertainment center located in Las Vegas, Clark County, Nevada. The Desert Passage
     Mortgage Loan is interest only for the first three years of the loan term, matures on November 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.461%.

THE BORROWER:

o    The Desert Passage Borrower is Boulevard Invest LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Desert Passage Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Desert Passage Mezz LLC, a Delaware limited liability company, as the sole member of the Desert Passage Borrower. The borrower principals are Aby Rosen, Michael Fuchs, David Edelstein and Robert
     Futterman.

o    Aby Rosen and Michael Fuchs hold significant equity interests in RFR
     Holding LLC ("RFR") and RFR Realty LLC. Both companies, located in New York
     City, are involved in real estate investment, development and management.
     The Rosen and Fuchs families, from Frankfurt, Germany, have been involved in real estate investment and development throughout Europe for the past 50 years. The RFR companies started in the United States in 1991 and, through various affiliates, presently own approximately 5.0 million square feet of office and retail space, plus approximately 2,500 apartment units.

o    Mr. Edelstein is the head of Tristar Capital, a Manhattan based real estate firm that invests in both commercial and residential properties. Mr.
     Edelstein has operated in the New York metropolitan region for over 20 years. Mr. Futterman is the founder and CEO of Robert K. Futterman &
     Associates, a Manhattan based real estate firm specializing in retail leasing, investment sales, and advisory services for retailers and owners and developers.

THE PROPERTY:

o    The Desert Passage Mortgaged Property consists of a fee simple interest in an anchored retail and entertainment center constructed in 2000. The improvements consist of an enclosed one- and two-story building containing
     493,984 net rentable square feet situated on 18.49 acres.

o    The Desert Passage Mortgaged Property is currently occupied by 172 tenants ranging in size from kiosk (36) to 30,883 square feet, of which 114 are retail tenants, 16 are restaurant/entertainment tenants and 40 are kiosks or wall stores. Retail tenants over 10,000 square feet include The Gap,
     Urban Outfitters, Prana and Z Gallerie. Restaurant/entertainment tenants over 10,000 square feet include V Theater, Planet Hollywood, Steve Wyrick
     Theater, Krave, Cheeseburger Las Vegas, Trader Vic's, Commander's Palace
     and Todai Japanese Seafood Buffet. Additional improvements include an attached 11-level parking structure.

o    The Desert Passage Mortgaged Property is located in Las Vegas, Nevada on the east side of Las Vegas Boulevard, "The Strip". Adjacent properties include the following casinos: Paris Resort and Bally's to the north,
     Caesar's Palace to the northwest, Bellagio to the west, Monte Carlo and New
     York, New York to the southeast, and MGM Grand Hotel to the south.

o    The Desert Passage Borrower is generally required at its sole cost and expense to keep the Desert Passage Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Related Urban Management Company, LLC manages the Desert Passage Mortgaged
     Property. Related Urban Management Company, LLC, founded in 1972 and headquartered in New York City, currently manages approximately 1.0 million square feet of commercial real estate and 21,000 apartment units located in nine states.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $40,000,000 mezzanine piece held outside the trust.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                 DESERT PASSAGE
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Following the scheduled payment date in October 2007, the Desert Passage
     Borrower is permitted to incur mezzanine financing ("Permitted Junior
     Mezzanine Loan") on a one-time basis only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing; (b) the amount of such Permitted
     Junior Mezzanine Loan will not exceed an amount which, when added to the outstanding principal balance of the Desert Passage Mortgage Loan and the
     Borrower mezzanine loan, results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 75% and a minimum debt service coverage ratio of 1.25x based on underwritten net income; (c) the loan term of the Permitted Junior
     Mezzanine financing shall be co-terminus with or no longer than the term of the Desert Passage Mortgage Loan; (d) the mezzanine lender will have executed a subordination and intercreditor agreement reasonably satisfactory to the mortgagee, (e) the Permitted Junior Mezzanine Loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the Desert Passage Borrower (and will not be secured by any other collateral); (f) the Permitted Junior Mezzanine Lender will at all times comply with standard rating agency criteria for a qualified mezzanine lender; (g) the mortgagee will receive written confirmation from the rating agencies that the making of Permitted Junior Mezzanine Loan will not result in a downgrade, withdrawal or qualification of the then current ratings of any securities secured by the Desert Passage Whole Loan or a portion thereof; (h) the underwritten net cash flow will not be less than
     $42,000,000; and (i) the Desert Passage Borrower will have previously qualified for the release of all funds held in the Upfront Performance
     Reserve Account.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       30

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           WATERFRONT AT PORT CHESTER
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           WATERFRONT AT PORT CHESTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

WATERFRONT AT PORT CHESTER

--------------------------------------------------------------------------------
                               LOAN INFORMATION(1)
--------------------------------------------------------------------------------
LOAN SELLER:                            Barclays
ORIGINAL PRINCIPAL BALANCE:             $110,000,000
FIRST PAYMENT DATE:                     February 1, 2006
TERM/AMORTIZATION:                      118/360 months
INTEREST ONLY PERIOD:                   24 months
MATURITY DATE:                          November 1, 2015
EXPECTED MATURITY BALANCE:              $96,787,658
BORROWING ENTITY:                       G&S Port Chester Retail 1 LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 115 payments
                                        Open: 3 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:               Yes
   IMMEDIATE REPAIR RESERVE(2):         $2,395,765
   OTHER RESERVE(3):                    $11,696,161
   TI/LC RESERVE:                       $750,808
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:               Yes
   REPLACEMENT RESERVE:                 $2,457
   TI/LC RESERVE(4):                    $9,769
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  The lender initially provided construction financing to the borrower on
     April 22, 2005. On December 15, 2005 ("Resizing Date"), after substantial completion of the improvements at the property, the initial loan was re-sized, certain of the loan documents were amended and restated and the lender provided the subject loan to the borrower. The loan information specified above reflects the terms and reserve deposits after the Resizing
     Date.

(2)  Immediate Repair Reserve deposit to be released upon completion of capital improvements, which generally relate to the completion of punch list items in connection with the property's construction.

(3)  Includes $10,000,000 earnout reserve deposit and $1,696,161 for tenants that are not in occupancy or not paying rent. The $1,696,161 reserve is also available for debt service. For information about the earnout, see
     "Additional Information -- Reverse Earnout".

(4)  Monthly reserve deposit is subject to adjustment based on the rollover of specified tenants ("Rollover Adjustments"). If at any time after a Rollover
     Adjustment, the balance of the TI/LC Reserve is at least $586,135, the borrower will be required to deposit the monthly Rollover Adjustments instead of the monthly reserve deposit specified above.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $110,000,000
CUT-OFF DATE LTV(1):                    71.9%
MATURITY DATE LTV:                      69.6%
UNDERWRITTEN DSCR(1):                   1.20x
MORTGAGE RATE:                          5.463%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted. Cut-off Date
     LTV and Underwritten DSCR are calculated net of the $10 million earnout.
     LTV and DSCR based on full principal balance and current underwritten cashflow are 79.1% and 1.09x, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail
PROPERTY SUB TYPE:                      Anchored
LOCATION:                               Port Chester, NY
YEAR BUILT/RENOVATED:                   2004/NAP
NET RENTABLE SQUARE FEET:               294,868
CUT-OFF BALANCE PSF:                    $373
OCCUPANCY AS OF 12/01/2005(1):          100.0%
OWNERSHIP INTEREST(2):                  Fee
PROPERTY MANAGEMENT:                    Willow Park Enterprises, Inc.
U/W NET CASH FLOW:                      $8,142,721
APPRAISED VALUE:                        $139,000,000
--------------------------------------------------------------------------------

(1)  The property is 100% leased. In-place occupancy as of February 14, 2006 is
     92.6%.

(2)  See "Additional Information--The Property" below.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           WATERFRONT AT PORT CHESTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                 UNDERWRITTEN
                                 ------------
Effective Gross Income .......    $9,547,133
Total Expenses ...............    $1,298,292
Net Operating Income (NOI) ...    $8,248,841
Cash Flow (CF) ...............    $8,142,721
DSCR on NOI ..................          1.22x
DSCR on CF ...................          1.20x

                              TENANT INFORMATION(1)

                                   RATINGS       TOTAL       % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT      EXPIRATION
------------------------------   -----------   ---------   --------   --------   ----------   -----------   ----------

Stop and Shop ................     Ba1/BB+       71,355      24.2%     $33.00    $2,354,715      29.6%      08/31/2030
Loews Cinemas ................    Not Rated      70,000      23.7      $28.57     1,999,900      25.1       10/27/2030
Bed, Bath and Beyond .........      NR/BBB       36,000      12.2      $19.65       707,500       8.9       01/31/2021
DSW Shoe Warehouse ...........    Not Rated      36,000      12.2      $19.17       690,120       8.7       10/31/2016
                                                -------      ----                ----------      ----
   TOTAL .....................                  213,355      72.4%               $5,752,235      72.3%
                                                =======      ====                ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING      % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF       TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------------------   -----------   --------   ---------   ----------   -------------   ----------

2012 .........................         1          1,152       0.4%        1,152          0.4%      $   46,080
2014 .........................         1          4,706       1.6         5,858          2.0%      $  199,111
2015 .........................         2         33,500      11.4        39,358         13.3%      $  872,500
2016 .........................         5         71,171      24.1       110,529         37.5%      $1,552,499
2020 .........................         1          4,005       1.4       114,534         38.8%      $  124,155
2021 .........................         1         36,000      12.2       150,534         51.1%      $  707,500
2030 .........................         2        141,355      47.9       291,889         99.0%      $4,354,615
2031 .........................         1          2,979       1.0       294,868        100.0%      $  104,265
                                     ---        -------     -----
TOTAL ........................        14        294,868     100.0%
                                     ===        =======     =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                           WATERFRONT AT PORT CHESTER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 72.4% of the total net rentable square feet, are:

o    STOP AND SHOP, a subsidiary of Koninklijke Ahold NV ("Ahold") (NYSE: "AHO")
     (rated "Ba1" by Moody's and "BB+" by S&P), occupies a total of 71,335 square feet (24.2% of square feet, 29.6% of rental income) under a lease expiring on August 31, 2030. Founded in 1914, Stop & Shop is the largest food retailer in New England and operates a chain of more than 350 stores throughout New England, New York and New Jersey. Stop and Shop's 66 Super
     Stop & Shop superstores offer a wider variety of food and nonfood items than its traditional grocery stores, including a large number of convenience and specialty departments, such as gas stations, full-service pharmacies, office supplies, portrait studios, and photo shops. Stop &
     Shop's owner, Ahold USA (a subsidiary of Ahold), runs several other East
     Coast supermarket chains, including two under the Giant Food banners. The
     2004 annual results for Ahold concluded sales of $70.5 billion with net earnings of $149 million.

o    LOEWS CINEMA ("LOEWS"), a subsidiary of AMC Entertainment Inc. ("AMC") (not rated), occupies a total of 70,000 square feet (23.7% of square feet, 25.1%
     of rental income) under a lease expiring on October 27, 2030. AMC, the second largest movie theatre chain in the United States, acquired Loews in
     January 2006. AMC now owns approximately 415 theatres which house 5,672 screens in 29 states and the District of Columbia and 11 countries outside the United States. Loews operates under the names of Loews Theatres,
     Cineplex Odeon, Star Theatres and Magic Johnson Theatres in the United
     States. Loews was owned privately by Bain Capital, Carlyle Group and
     Spectrum Equity from 2004, until January 2006, when it was sold to Marquee
     Holdings, Inc, the parent company of AMC.

o    BED, BATH AND BEYOND (NYSE: "BBBY") (rated "BBB" by S&P) occupies a total of 36,000 square feet (12.2% of square feet, 8.9% of rental income) under a lease expiring on January 31, 2021. Founded in 1971, Bed Bath and Beyond
     Inc. operates a nationwide chain of superstores selling domestic merchandise and home furnishings, giftware, household items, and health and beauty care items. As of May 28, 2005, Bed, Bath and Beyond operated a total of 732 stores and had approximately 16,000 employees. The trailing twelve months results ending November 26, 2005, conclude sales of $5.59 billion with net earnings of $556 million.

o    DSW SHOE WAREHOUSE (NYSE: "DSW") (not rated) occupies a total of 36,000 square feet (12.2% of square feet, 8.7% of rental income) under a lease expiring on October 31, 2016. DSW Shoe Warehouse operates as a branded footwear retailer in the United States and offers a selection of brand name and designer dress, casual, and athletic footwear for women and men. DSW
     Shoe Warehouse also offers a complementary selection of handbags, hosiery, and other accessories. As of September 7, 2005, DSW Shoe Warehouse operated
     187 stores in 32 states and also supplied 234 locations for other retailers. DSW Shoe Warehouse, formerly known as Shonac Corporation, was incorporated in 1969 and changed its name to DSW, Inc. in February 2005.
     DSW Shoe Warehouse is headquartered in Columbus, Ohio and is a subsidiary of Retail Ventures, Inc and employs approximately 4,800 people. For the trailing twelve months ending October 29, 2005, DSW Shoe Warehouse had sales of $1.09 billion and net income of $35.9 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           WATERFRONT AT PORT CHESTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Waterfront at Port Chester Mortgage Loan is a $110,000,000, 118-month loan secured by a first mortgage on a 294,868 square foot, anchored shopping center located in downtown Port Chester, New York. The Waterfront at Port Chester Mortgage Loan is interest only for the first 24 months, matures on November 1, 2015 and accrues interest at an annual rate of
     5.463%.

THE BORROWER:

o    The Waterfront at Port Chester Borrower is G&S Port Chester Retail 1 LLC, a
     New York limited liability company, and a single purpose bankruptcy remote entity with two independent directors for which the Waterfront at Port
     Chester Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 81% by Greg Wasser, 10% by Robert Weinberg, 8% by
     Lucas Traub and 1% by G&S Port Chester Corp. Gregg Wasser is the president and principal owner of G&S Investors. G&S Investors has been involved in all aspects of the real estate retail business (development, management, and leasing) for approximately 22 years.

o    The Waterfront at Port Chester Borrower is affiliated with the borrower under the Metro Plaza at Jersey Center Mortgage Loan.

THE PROPERTY:

o    The Waterfront at Port Chester Mortgage Loan consists of a leasehold interest in an anchored shopping center containing a total of 294,868 net rentable square feet and situated on 9.2 acres. In addition to the leasehold interest, the owner of the land, the Village of Port Chester
     Industrial Development Agency ("Port Chester IDA") has granted the lender a lien on its fee interest in the underlying land. The collateral also includes a 73.8% fee interest in a single condominium unit consisting of a three-story parking garage.

o    The Waterfront at Port Chester Mortgaged Property (excluding the parking garage) is subject to a ground lease expiring October 2021. The ground lessor is the Port Chester IDA. Fixed rent under the ground lease is $1 per year and the Waterfront at Port Chester Borrower has an option to purchase the ground lessor's fee interest at a fixed purchase price of $1, exercisable at any time. In the event the Waterfront at Port Chester
     Borrower exercises its purchase option, the Payment in Lieu of Taxes
     Agreement with the Village of Port Chester and the Port Chester IDA will also terminate.

o    The Waterfront at Port Chester Mortgaged Property is part of the Marina
     Redevelopment Project. The Waterfront at Port Chester Mortgaged Property
     enjoys access to Westchester County, New York and Fairfield County,
     Connecticut through I-287 and I-95, two of New York metropolitan statistical area's major traffic corridors. The traffic count for I-287 at the exit to the Waterfront at Port Chester Mortgaged Property is in excess of 88,700 vehicles per day and I-95 at the exit to the Waterfront at Port
     Chester Mortgaged Property is in excess of 144,300 vehicles per day.

o    The Waterfront at Port Chester Borrower is generally required, at its sole cost and expense, to keep the Waterfront at Port Chester Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Willow Park Enterprises, Inc., an affiliate of the Waterfront at Port
     Chester Borrower, is responsible for direct management and operation of the
     Waterfront at Port Chester Mortgaged Property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Equity owners of the Waterfront at Port Chester Borrower are permitted to obtain mezzanine financing, subject to obtaining approval from the lender, which approval shall not be unreasonably withheld if the conditions set forth in the loan documents are satisfied, including: (i) the mezzanine financing and the Waterfront at Port Chester Mortgage Loan must have a combined loan-to-value ratio (calculated as set forth in the related loan documents) of not more than 80% and a combined debt service coverage ratio
     (calculated as set forth in the related loan documents) of at least 1.10x;
     (ii) the mezzanine lender must enter into an acceptable intercreditor agreement with the lender; and (iii) the lender must receive written confirmation from each rating agency that rated the Certificates that such proposed mezzanine financing will not result in a downgrade, withdrawal or qualification of any rating then assigned to the Certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           WATERFRONT AT PORT CHESTER
--------------------------------------------------------------------------------

REVERSE EARNOUT:

o    On December 15, 2005, the Waterfront at Port Chester Borrower deposited
     $10,000,000 (such amount, less any disbursements from time to time, the
     "Earnout Deposit") in a reserve account held by the lender. All or a portion of the Earnout Deposit will be released upon request by the
     Waterfront at Port Chester Borrower, during the period commencing on July
     1, 2007 and ending prior to January 1, 2009 (or January 1, 2010 if such period is extended pursuant to the related loan agreement; such period, as it may be extended to January 1, 2010, the "Earnout Period"), to the extent the Earnout Deposit then exceeds $110,000,000 minus the Qualified Loan
     Amount. The "Qualified Loan Amount" means the principal amount for which the then current adjusted debt service coverage ratio for the Waterfront at
     Port Chester Mortgage Loan would be 1.20x. The Waterfront at Port Chester
     Borrower may request a release of the Earnout Deposit twice during the
     Earnout Period and a third time if the Earnout Period is extended to
     January 1, 2010. The Earnout Deposit, if any, remaining after the later of the last permitted release request or the end of the Earnout Period will, at the lender's option either be (i) retained as collateral for the
     Waterfront at Port Chester Mortgage Loan and/or (ii) applied to reduce the outstanding principal balance of the Waterfront at Port Chester Mortgage
     Loan (with the Waterfront at Port Chester Borrower obligated to pay any related prepayment premium) or, in lieu of a partial prepayment, to partially defease the Waterfront at Port Chester Mortgage Loan (with the
     Waterfront at Port Chester Borrower obligated to pay any related costs and expenses). In lieu of the Earnout Deposit, the Waterfront at Port Chester
     Borrower may deliver to the lender an irrevocable letter of credit in a face amount equal to the amount of the Earnout Deposit, issued by a financial institution rated at least "A".

ADDITION OF COLLATERAL:

o    At any time prior to the expiration of the Earnout Period, the Waterfront at Port Chester Borrower has a one time right to add additional real property as collateral for the Waterfront at Port Chester Mortgage Loan
     (the "Additional Property"), subject to the satisfaction of various conditions, including the following: (i) the Additional Property must be subject to the Land Acquisition and Disposition Agreement among the
     Waterfront at Port Chester Borrower, the Village of Port Chester and the
     Port Chester IDA; (ii) after giving effect to the addition of the
     Additional Property, the debt service coverage ratio for the Waterfront at
     Port Chester Mortgage Loan must be at least equal to the debt service coverage ratio as of the date immediately preceding the addition of the
     Additional Property; (iii) the lender must have received acceptable legal opinions of the Waterfront at Port Chester Borrower's counsel, including an update of the substantive nonconsolidation opinion delivered at origination, indicating that the addition of the Additional Property does not affect the opinions set forth in such opinions, and an opinion of counsel stating that the addition of the Additional Property does not constitute a "significant modification" of the Waterfront at Port Chester
     Loan or otherwise cause any "real estate mortgage investment conduit" to fail to maintain its status as a REMIC as a result of such addition; and
     (iv) the lender must receive written confirmation from each rating agency that rated the Certificates that such proposed additional collateral will not result in a downgrade, withdrawal or qualification of any rating then assigned to the Certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           WATERFRONT AT PORT CHESTER
--------------------------------------------------------------------------------

                                     [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                        FAIRMONT SONOMA MISSION INN & SPA
--------------------------------------------------------------------------------

                                   [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                        FAIRMONT SONOMA MISSION INN & SPA
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

FAIRMONT SONOMA MISSION INN & SPA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
ORIGINAL PRINCIPAL BALANCE:             $55,000,000
FIRST PAYMENT DATE:                     March 1, 2006
TERM/AMORTIZATION:                      60/0 months
INTEREST ONLY PERIOD:                   60 months
MATURITY DATE:                          February 1, 2011
EXPECTED MATURITY BALANCE:              $55,000,000
BORROWING ENTITY:                       SMI Real Estate, LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 53 payments
                                        Open: 7 payments
LOCKBOX:                                Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $55,000,000
CUT-OFF DATE LTV:                       52.1%
MATURITY DATE LTV:                      52.1%
UNDERWRITTEN DSCR:                      1.94x
MORTGAGE RATE(1):                       5.400%
--------------------------------------------------------------------------------

(1)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Hotel
PROPERTY SUB TYPE:                      Full Service
LOCATION:                               Sonoma, CA
YEAR BUILT/RENOVATED:                   1926/2005
NO. OF KEYS:                            226
CUT-OFF BALANCE PER KEY:                $243,363
OCCUPANCY AS OF 11/30/2005:             69.4%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Fairmont Hotels & Resorts (U.S.) Inc.
U/W NET CASH FLOW:                      $5,839,801
APPRAISED VALUE:                        $105,600,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                        FAIRMONT SONOMA MISSION INN & SPA
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     TRAILING 12
                                 (12/31/2003)   (12/31/2004)   (11/30/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $25,306,971    $25,724,462    $33,621,787    $36,090,544
Total Expenses ...............    $22,712,646    $23,028,256    $26,894,740    $28,807,122
Net Operating Income (NOI) ...    $ 2,594,325    $ 2,696,206    $ 6,727,047    $ 7,283,422
Cash Flow (CF) ...............    $ 1,582,637    $ 1,668,009    $ 5,382,263    $ 5,839,801
DSCR on NOI ..................          0.86x          0.90x          2.23x          2.42x
DSCR on CF ...................          0.53x          0.55x          1.79x          1.94x

                             OPERATIONAL STATISTICS

                                                       TRAILING 12
                                   2003      2004    (11/30/2005)(1)   UNDERWRITTEN
                                 -------   -------   ---------------   ------------

Average Daily Rate (ADR) .....   $244.70   $253.27       $291.36         $312.00
Occupancy ....................      61.1%     59.0%         69.4%           71.0%
RevPAR .......................   $149.60   $149.46       $202.27         $221.52
Penetration Rate .............     104.9%    102.8%        117.1%          128.3%

(1)  Penetration Rate based on a December 31, 2005 Smith Travel and Research
     RevPAR.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                        FAIRMONT SONOMA MISSION INN & SPA
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Fairmont Sonoma Mission Inn & Spa Mortgage Loan is a $55.0 million, five-year loan secured by a first mortgage on a full service AAA Four
     Diamond Award winning luxury hotel located in Sonoma, Sonoma County,
     California. The loan term is interest only for the entire loan term, matures on February 1, 2011 and accrues interest at an annual interest rate, rounded to three decimal places, of 5.400%.

THE BORROWER:

o    The Fairmont Sonoma Mission Inn & Spa Borrower is SMI Real Estate, LLC, a
     Delaware limited liability company and a single purpose bankruptcy remote entity with two independent directors for which the Fairmont Sonoma Mission
     Inn & Spa Borrower's legal counsel has delivered a non-consolidation opinion. The owners are Crescent Real Estate Equities LP, a Delaware limited partnership (80.1%) and Sonoma Resort Holdings, LLC, a Delaware
     limited liability company (19.9%). Crescent Real Estate Equities, LP is an affiliate of Crescent Real Estate Equities Company, a real estate investment trust. The sponsor of the Fairmont Sonoma Mission Inn & Spa
     Mortgage Loan is Crescent Real Estate Equities Limited Partnership one of
     the largest publicly held real estate investment trusts in the nation.

o    Crescent Real Estate Equities Company is a fully integrated, self-managed real estate investment trust which has it assets and operations divided into four investment segments: Office, Resort/Hotel, Residential
     Development and Temperature-Controlled Logistics. The primary business of
     Crescent Real Estate Equities Company is its Office segment, which consists of 78 office properties with 32 million square feet located primarily in
     Dallas and Houston, with additional concentrations in Austin, Denver, Miami and Las Vegas. The Resort/Hotel segment consists of eight resort/hotel properties, including five luxury and destination fitness resorts and spas and three business-class hotels. The Residential Development segment consists of four residential development corporations that owned in whole or in part 23 residential development properties. The
     Temperature-Controlled Logistics segment consists of Crescent Real Estate
     Equities Company's unconsolidated 31.7% interest in 87
     temperature-controlled logistics properties. At fiscal year-end December
     31, 2004 Crescent Real Estate Equities Company reported $186.0 million in liquidity and $1.3 billion net worth.

THE PROPERTY:

o    The Fairmont Sonoma Mission Inn & Spa Mortgaged Property consists of a fee simple interest in a full service AAA Four Diamond Award winning luxury hotel consisting of 10 freestanding two and three-story buildings containing 226 rooms with 326 parking spaces on 10 acres. The hotel amenities include 18,000 square feet of meeting room space, two outdoor pools, a whirlpool, a 43,000 square foot spa, a fitness center, business center, two restaurants, two bars, wine room and an 18-hole championship golf course. The guest room mix is comprised of 126 king rooms, 11 double queen rooms, 12 queen rooms, 16 double/double rooms, 52 studio suites, 8 one bedroom suites and 1 two bedroom suite. Some room amenities include a flat screen TV, telephone, granite counter tops, tile bathrooms and an oversized Jacuzzi tub in some rooms.

o    The Fairmont Sonoma Mission Inn & Spa Mortgaged Property is located 2.7 miles northwest of downtown Sonoma and the Sonoma Plaza, the town square which features restaurants, taverns, shops and other lodgings. It is 0.1 mile from the Boyes Hot Springs, which is a major demand generator in the area. The Fairmont Sonoma Mission Inn & Spa Mortgaged Property fronts Boyes
     Boulevard just off State Route 12 and is easily visible from the two roads.
     Primary access is via State Route 12 (Sonoma Highway), State Route 121,
     State Route 37 and US 101. The majority of the roads in the area are two-lane commercial highways.

o    The Fairmont Sonoma Mission Inn & Spa Owner is generally required at its sole cost and expense to keep the Fairmont Sonoma Mission Inn & Spa
     Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                        FAIRMONT SONOMA MISSION INN & SPA
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Fairmont Hotels and Resorts (U.S.) Inc. purchased a 19.9% equity interest in the hotel for an aggregate investment of $19 million in 2002. One of
     North America's leading owner/operators of luxury hotels and resorts,
     Fairmont Hotels and Resort's portfolio consists of 87 luxury and first class properties with more than 34,000 guest rooms in Canada, the United
     States, Mexico, Bermuda, Barbados, United Kingdom, Monaco, Kenya and the
     United Arab Emirates, as well as two vacation ownership properties managed by Fairmont Heritage Place. Fairmont manages 49 distinctive city center and resort hotels such as Fairmont San Francisco, Fairmont Miramar Santa
     Monica, Fairmont Olympic, Fairmont Scottsdale Princess and The Savoy.
     Fairmont Hotels and Resorts also owns Delta Hotels Limited, Canada's largest first class hotel management company, which manages and franchises a portfolio of 38 city center and resort properties, in Canada. In addition to hotel management, Fairmont Hotels and Resorts holds real estate interests in 21 properties, two large undeveloped blocks and an approximate
     24 percent investment interest in Legacy Hotels Real Estate Investment
     Trust which owns 24 properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The owners of the beneficial interests in the Fairmont Sonoma Mission Inn and Spa Borrower are permitted, upon the mortgagee's prior written consent to incur subordinate indebtedness ("Permitted Subordinate Debt") upon the satisfaction of the following terms and conditions including, without limitation, (a) the Permitted Subordinate Debt together with the Fairmont
     Sonoma Mission Inn and Spa Mortgage Loan will have a combined loan-to-value ratio of no greater than 60%; (b) the Permitted Subordinate Debt together with the Fairmont Sonoma Mission Inn and Spa Mortgage Loan will have combined debt service coverage ratio of at least 1.20x, based upon underwritten net cash flow; (c) all documents relating to the Permitted
     Subordinate Debt including, without limitation, an intercreditor agreement will be in form and substance reasonably satisfactory to the mortgagee; (d)
     the lender in connection with the Permitted Subordinate Debt will be a qualified lender; and (e) the mortgagee will received written confirmation from the rating agencies that such Permitted Subordinate Debt will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with the Fairmont Sonoma Mission Inn and Spa
     Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                        FAIRMONT SONOMA MISSION INN & SPA
--------------------------------------------------------------------------------

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

TORRE MAYOR

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Barclays
ORIGINAL A-2 NOTE PRINCIPAL
   BALANCE(1):                          $55,000,000
FIRST PAYMENT DATE:                     May 1, 2005
TERM/AMORTIZATION:                      125/360 months
INTEREST ONLY PERIOD(2):                12 months
MATURITY DATE:                          September 1, 2015
EXPECTED A-2 MATURITY BALANCE:          $49,242,597
BORROWING ENTITY:                       Two Mexican business
                                        trusts. See "The Borrower"
                                        below
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance:
                                        123 payments
                                        Open: 2 payments
UP-FRONT RESERVES:
   INSURANCE RESERVE:                   Yes
   TI/LC RESERVE:                       $8,000,000
   PESO DEVALUATION RESERVE:            $1,300,000
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(3):            Springing/Yes
   WITHHOLDING TAX RESERVE(4):          Springing
   REPLACEMENT RESERVE(5):              $21,738
   TI/LC RESERVE(6):                    $155,000
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  The property also secures a pari passu A-1 note in the original principal amount of $55,000,000, a subordinate B note in the original principal amount of $20,000,000 and a subordinate C note in the maximum original principal amount of $20,000,000 which subordinate C note will only be issued if certain conditions are satisfied. None of the A-1 note, the B note or the obligation to make an advance under the C note is included in the trust.

(2)  Interest only until April 1, 2006. Principal and interest payments commence on May 1, 2006.

(3)  The property is currently exempt from real estate taxes, which exemption is expected to expire on December 31, 2006. If the exemption is not extended, monthly tax escrows will commence three months prior to the expected expiration date.

(4)  50% of excess cash flow will be trapped, subject to a $450,000 cap (on a whole loan basis) commencing on any monthly payment date on which the debt service coverage ratio for the immediately preceding 12-month period is
     1.10x or less and continuing until the occurrence of a monthly payment date on which the debt service coverage ratio for the immediately preceding
     12-month period has been at least equal to 1.15x for two consecutive calendar quarters.

(5)  Monthly deposits commence May 1, 2007, subject to a $782,593 cap.

(6)  Monthly deposits of $155,000 commence on October 1, 2011 and continue for
     17 payment dates. On January 1, 2012, additional monthly deposits of
     $175,000 commence for the next 17 payment dates. If either or both of the leases currently in place with Marsh Tenant and Deloitte Tenant (as defined below) are renewed, the TI/LC Reserve shall only be required to contain any remaining portion of the initial TI/LC deposit plus sufficient funds to cover any tenant inducements agreed between the Torre Mayor Borrower and the renewing tenant, as approved by lender.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:        $130,000,000
SHADOW RATING (MOODY'S/S&P)(2):         Aa3/AA
A-1 AND A-2 NOTE CUT-OFF DATE BALANCE:  $110,000,000
B NOTE CUT-OFF DATE BALANCE:            $20,000,000

                                        WHOLE LOAN   WHOLE LOAN
                                        (EXCLUDING   (INCLUDING
                                          B NOTE)      B NOTE)
                                        ----------   ----------
CUT-OFF DATE LTV:                          38.3%        45.3%
MATURITY DATE LTV:                         34.3%        40.5%
UNDERWRITTEN DSCR(3):                     1.80 x       1.52 x
MORTGAGE RATE:                            7.546%       7.546%
--------------------------------------------------------------------------------

(1)  The property also secures a pari passu A-1 note in the original principal amount of $55,000,000, a subordinate B note in the original principal amount of $20,000,000 and a subordinate C note in the maximum original principal amount of $20,000,000, which subordinate C note will only be issued if certain conditions are satisfied. None of the A-1 note, the B note or the obligation to make an advance under the C note is included in the trust. The Whole Loan Cut-off Date Balance excludes the future advance under the C note, which has not yet been made.

(2)  Moody's Aa3 rating reflects the global local currency rating.

(3)  DSCR figures are based on an as-is underwritten net cash flow on an amortizing basis (commencing on May 1, 2006). On an interest only basis, the Whole Loan (excluding B note) DSCR is 1.98x and the Whole Loan
     (including B note) DSCR is 1.68x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office
PROPERTY SUB TYPE:                      Central Business District
LOCATION:                               Mexico City, Mexico
YEAR BUILT/RENOVATED:                   2003/NAP
NET RENTABLE SQUARE FEET:               828,821
CUT-OFF BALANCE PSF:                    $133
OCCUPANCY AS OF 12/15/2005:             79.8%
OWNERSHIP INTERESTS(1):                 Fee
PROPERTY MANAGEMENT:                    Reichmann International Developments,
                                        S. de R.L. de C.V.
U/W NET CASH FLOW:                      $16,672,861
APPRAISED VALUE(2):                     $287,220,000
--------------------------------------------------------------------------------

(1)  See "Other Material Information."

(2)  The stabilized value is $302,000,000 as of a January 25, 2007 stabilization date.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR     TRAILING 12    STABILIZED        AS-IS
                                 (12/31/2004)   (11/30/2005)   UNDERWRITTEN   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......   $13,764,153    $16,550,243    $27,755,969    $23,111,801
Total Expenses ...............   $ 3,631,282    $ 4,004,286    $ 7,220,350    $ 5,015,928
Net Operating Income (NOI) ...   $10,132,871    $12,545,957    $20,535,619    $18,095,873
Cash Flow (CF) ...............   $10,132,871    $12,545,957    $18,902,182    $16,672,861
DSCR on NOI(1) ...............          1.09x          1.35x          2.21x          1.95x
DSCR on CF(1) ................          1.09x          1.35x          2.04x          1.80x

(1)  Based on an aggregate principal balance of $110,000,000 (the original whole loan principal balance, excluding the note B and the future advance to be evidenced by the note C).

                              TENANT INFORMATION(1)

                                                                                                % TOTAL
                                    RATINGS        TOTAL       % OF      RENT     POTENTIAL    POTENTIAL      LEASE
TOP TENANTS                       MOODY'S/S&P    TENANT SF   TOTAL SF     PSF        RENT         RENT     EXPIRATION
-----------                      -------------   ---------   --------   ------   -----------   ---------   ----------

Deloitte & Touche ............     Not Rated      218,750      26.4%    $29.59   $ 6,472,404     31.8%     06/30/2013
IXE Grupo Financiero .........     Not Rated      121,029      14.6      25.18     3,047.496     15.0      08/14/2016(2)
Marsh Brockman ...............      Baa2/BBB       96,057      11.6      30.34     2,914,464     14.3      03/31/2013
McKinsey & Company Inc. ......     Not Rated       29,095       3.5      30.10       875,772      4.3      04/30/2014
EMC Corporation ..............   Not Rated/BBB     19,633       2.4      32.33       634,752      3.1      09/30/2015
                                                  -------      ----              -----------     ----
TOTAL/WEIGHTED AVERAGE .......                    484,564      58.5%             $13,944,888     68.4%
                                                  =======      ====              ===========     ====

(1)  Information obtained from the underwritten potential rent and underwritten rent roll except for Ratings (Moody's/S&P) and unless otherwise stated. The actual tenants under the leases may be subsidiaries of the entities listed under Top Tenants. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF,
     Potential Rent, and % Total Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  IXE Grupo Financiero occupies 78,577 square feet that expires on August 14,
     2016 and 42,453 square feet that expires on August 14, 2008.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------               -----------   --------   --------   ----------   -------------   -----------

2006 .........................         1          4,338      0.5%        4,338          0.5%      $   140,928
2007 .........................         1            527      0.1         4,865          0.6%      $    20,580
2008 .........................        12         49,966      6.0        54,831          6.6%      $ 1,197,713
2009 .........................        12         46,349      5.6       101,181         12.2%      $ 1,538,177
2010 .........................         8         34,929      4.2       136,110         16.4%      $ 1,201,236
2011 .........................         3         16,157      1.9       152,266         18.4%      $   575,979
2012 .........................         3          8,773      1.1       161,039         19.4%      $   284,652
2013 .........................        16        344,095     41.5       505,134         60.9%      $10,631,137
2014 .........................         3         29,612      3.6       534,746         64.5%      $   974,748
2015 .........................         2         29,751      3.6       564,497         68.1%      $   990,072
2016 .........................         4         97,263     11.7       661,760         79.8%      $ 2,818,080
MTM ..........................         1             32      0.0       661,792         79.8%      $     6,480
Vacant .......................        --        167,029     20.2       828,821        100.0%               --
                                     ---        -------    -----
TOTAL ........................        66        828,821    100.0%
                                     ===        =======    =====

(1)  Information obtained from the underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The Torre Mayor Mortgaged Property is currently 79.8% leased by 57 tenants at an average lease rate of $30.79 per square foot. The five largest office tenants, representing 58.5% of the total net rentable area, are, or are subsidiaries of:

o    DELOITTE & TOUCHE ("Deloitte") leases 218,750 square feet (26.4% of net rentable area, 31.8% of rental income) under a lease expiring on June 30,
     2013. Deloitte is one of accounting's Big Four. Deloitte offers traditional audit and fiscal-oversight services to a multinational clientele. It also provides human resources and tax consulting services, as well as services to governments and international lending agencies working in emerging markets. Units include Deloitte & Touche (the United States accounting arm)
     and Deloitte Consulting. Consulting services account for 25% of Deloitte's sales. Deloitte is a private company, headquartered in New York, New York that employs over 121,283 people. Deloitte had sales of $18.2 million in
     2005, an 11.0% increase from the previous year.

o    IXE GRUPO FINANCIERO ("IXE") leases 121,029 square feet (14.6% of net rentable area, 15.0% of rental income) under two separate leases: one that expires on August 14, 2008 (42,453 square feet) and the other on August 14,
     2016 (78,577 square feet). IXE is a financial services firm, specializing in retail banking, corporate banking, trading and capital markets. IXE has
     1,130 employees and is headquartered at the Torre Mayor Mortgaged Property.

o    MARSH BROCKMAN ("Marsh") (NYSE: MMC; rated "Baa2" by Moody's and "BBB" by
     S&P) leases 96,057 square feet (11.6% of net rentable area, 14.3% of rental income) under a lease expiring on March 31, 2013. Marsh is primarily a holding company which, through its subsidiaries and affiliates, provides clients with analysis, advice and transactional capabilities in the fields of risk and insurance services, investment management and consulting. Marsh is one of the largest insurance brokerage companies. Marsh's subsidiaries include Sedgwick Group; Guy Carpenter (reinsurance); Seabury & Smith
     (insurance program management services); and Marsh & McLennan Capital
     (insurance industry investment and advisory services). Marsh also owns
     Mercer Consulting Group, which provides human resources and management consulting worldwide, and Putnam, a large United States money manager.
     Marsh is headquartered in New York, New York and employs over 61,800 people worldwide. In 2004 Marsh had sales of $12.1 million, a 4.9% increase from the previous year, and a net income of $176 million, As of February 10,
     2006, the stock price was $31.52 with a market cap of $17.01 billion.

o    MCKINSEY & COMPANY INC. ("McKinsey") leases 29,095 square feet (3.5% of net rentable area, 4.3% of rental income) under a lease expiring on April 30,
     2014. McKinsey is one of the world's top management consulting firms.
     McKinsey provides a full spectrum of consulting services to corporations, government agencies, and foundations, including leadership training, operations analysis, and strategic planning. Its practice areas include such industries as banking, energy, manufacturing, and media, among many others. Founded by James McKinsey in 1926, McKinsey is owned by its partners. Headquartered in New York, New York, McKinsey has more than
     11,500 employees and 80 offices in 44 countries around the world.

o    EMC CORPORATION ("EMC") (NYSE: "EMC") (rated "BBB" by S&P) leases 19,633 square feet (2.4% of net rentable area, 3.1% of rental income) under a lease expiring on September 30, 2015. EMC is a leading provider of RAID
     (redundant array of independent disks) storage systems. Banks, manufacturers, Internet service providers, retailers, and government agencies use EMC's systems to store and retrieve data. EMC also sells a line of network attached storage file servers, and a wide array of software designed to manage, protect, and share data. EMC sells its products directly and through distributors and manufacturers. EMC's biggest resale partner, PC leader Dell, sells co-branded EMC systems.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Torre Mayor Mortgage Loan is a $55 million, fixed rate loan maturing in
     125 months evidenced by the Torre Mayor Commercial Mortgage Notes and secured by a first mortgage on a Class "A" office building located on Paseo de la Reforma in Mexico City, Mexico. The Torre Mayor Mortgage Loan is
     interest only for the first year of the loan, matures on September 1, 2015 and accrues interest at an annual interest rate of 7.546%.

o    The Torre Mayor Mortgage Loan is serviced under the pooling and servicing agreement relating to the Banc of America Commercial Mortgage Inc.,
     Commercial Mortgage Pass-Through Certificates, Series 2005-5.

THE BORROWER:

o    The Torre Mayor Borrower, which executed and delivered the Torre Mayor
     Commercial Mortgage Notes, is comprised of two Mexican business trusts: (i)
     HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC,
     Division Fiduciaria, acting solely and exclusively as trustee under the
     Torre Mayor Land Trust Agreement on behalf of the Torre Mayor Land Trust and (ii) Deutsche Bank Mexico, S.A., Institucion de Banca Multiple,
     Division Fiduciaria, acting solely and exclusively as trustee under the
     Torre Mayor Construction Trust Agreement on behalf of the Torre Mayor
     Construction Trust. Each trust comprising the Torre Mayor Borrower has an independent trustee. The Torre Mayor Borrower's Mexican legal counsel has delivered a Mexican law bankruptcy opinion, in lieu of a non-consolidation opinion, to the effect that the assets of each trust were separate and distinct from the assets of the settlors and the Torre Mayor Borrower would not be adjudicated insolvent because of an insolvency of any settlor or beneficiary.

o    Ownership of 70% of the beneficial interests of each of the trusts comprising the Torre Mayor Borrower was initially held by certain Reichmann family entities and three partners, each of which has transferred its respective beneficial interest in each of the trusts comprising the Torre
     Mayor Borrower to the Security Trustee (as described below) pursuant to the
     Security Trust (as described below). The remaining 30% of the beneficial interest in each Torre Mayor Borrower is currently held by Deutsche
     Immobilien Fonds AG ("DIFA"). Under German law, DIFA is prohibited from pledging its equity interests in the Torre Mayor Borrower and as a result,
     DIFA has entered into a Buy-Sell Agreement with lender with respect to its equity interests. Pursuant to the Buy-Sell Agreement, if lender has commenced any action to realize on the beneficial interests in the Torre
     Mayor Borrower upon the occurrence of an event of default under the Torre
     Mayor Whole Loan, lender has the option of offering either to acquire all of DIFA's beneficial interests in the Torre Mayor Borrower from DIFA at a price to be determined by lender or to sell all, but not less than all, of lender's interests in the Torre Mayor Borrower on the same terms (with appropriate adjustments to the sale price to account for the difference in the size of their respective interests). If DIFA should acquire lender's interests in the Torre Mayor Borrower under the buy-sell arrangement, in addition to paying the purchase price for such interests, DIFA is also obligated to pay the entire amount of principal and interest then-outstanding under the Torre Mayor Whole Loan, together with any fees or other amounts then owed to lender, including any applicable prepayment fees.

THE PROPERTY:

o    The Torre Mayor Mortgaged Property consists of a fee interest in a Class
     "A" office building located in Mexico City, Mexico. The building was completed in 2003 and comprises a total of 55 floors with 828,821 net rentable square feet of which 795,147 square feet are office space and
     33,674 square feet are retail space.

o    The Torre Mayor Mortgaged Property is located in the Mexico City central business district, accessible to public transportation and in close proximity to the headquarters of several international banks, the Mexico
     Stock Exchange, several consulates including the U.S. Embassy and full-service luxury hotels, including the Four Seasons Mexico City.

o    The Torre Mayor Mortgaged Property was built at a cost of $320 million
     ($386 per square foot) and is designed to meet the anti-earthquake requirements of both Mexico and California's building codes. Amenities include large column free floor plates from 18,300 square feet to 19,644 square feet, a constant 16-megavolt supply from three of the city's secondary electrical plants providing redundant supply and reduced rates based on the building receiving medium tension power rates, a pre-installed flexible telecommunications cabling system, a state-of-the-art building management system for ventilation and air-conditioning with triple air-filtration, water treatment/purification plant, international fire protection system with pressurized emergency fire escape stairways, and state-of-the-art heliport. The Torre Mayor Mortgaged Property also has a
     13-level parking structure (including four levels below grade) with 1,902 spaces.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

o    The Torre Mayor Borrower is generally required at its sole cost and expense to keep the Torre Mayor Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. In addition to the all risk insurance policy, the Torre
     Mayor Borrower is also required to maintain insurance against acts of terrorism, business interruption insurance, commercial general liability insurance and earthquake insurance.

PROPERTY MANAGEMENT:

o    The Torre Mayor Mortgaged Property is managed by Reichmann International
     Developments, S de R.L. de C.V., an affiliate of the Torre Mayor Borrower.

o    Reichmann International is a real estate company that owns, manages, leases, acquires and develops commercial real estate.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Torre Mayor Whole Loan also includes a $20,000,000 B note, which is subordinated to the Torre Mayor Mortgage Loan and the A-1 pari passu note.
     The B note is not included in the trust and is currently held by
     Metropolitan Life Insurance Company. The holder of the B note is entitled under certain circumstances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Torre Mayor
     Whole Loan. Such rights include various consent rights with respect to material servicing decisions, a right to appoint or replace the special servicer, a right to cure defaults and an option to purchase the Torre
     Mayor Mortgage Loan under certain circumstances. Such rights may cease upon the making of the future advance described below, whereupon the holder of that advance will be entitled to exercise such rights. For more information with respect to these rights, see "Description of the Mortgage Pool--The
     Torre Mayor Whole Loan" in the prospectus supplement.

o    Under the terms of the Note Indenture pursuant to which the Torre Mayor
     Whole Loan was made, the Torre Mayor Borrower is permitted to have outstanding, at any time prior to the future advance described below, subordinated intercompany loans in the aggregate principal amount of up to
     $73,844,655.94. At any time after the future advance is made, the amount of subordinated intercompany loans permitted to be outstanding will be reduced to not more than $53,844,656.94. Each of the subordinated intercompany loans are unsecured, fully subordinate to the Torre Mayor Whole Loan and are assigned and pledged to lender pursuant to a series of Subordination and Intercreditor Agreements as additional security for the Torre Mayor
     Whole Loan.

o    The lenders under each of the subordinated loans (who are required to be indirect equity owners in the Torre Mayor Borrower) have the right, upon prior written notice to lender, to convert all or a portion of the applicable subordinated loan to equity, provided that all documentation effecting such conversion is acceptable to lender.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Note Indenture and other loan documents provide that lender has an obligation to make a future advance, which will be evidenced by a subordinate C note in an amount not to exceed $20 million (or be less than
     $2 million) at an interest rate to be determined by lender, upon satisfaction of certain conditions, including that: (i) the aggregate amount of the total advances under the Torre Mayor Whole Loan does not exceed $150 million; (ii) no event of default has occurred or is continuing under the Torre Mayor Whole Loan or would occur as a result of the funding of the subordinate C note; (iii) lender has received a confirmation from each rating agency rating the Certificates to the effect that the proposed advance will not result in a downgrade, qualification or withdrawal of the ratings on any of the Certificates; (iv) after giving effect to the subordinate C note, the ratio of the aggregate outstanding principal balance of the Torre Mayor Whole Loan to the appraised value of the Torre
     Mayor Mortgaged Property does not exceed 50%; (v) after giving effect to the subordinate C note, the underwritten net cash flow ("UNCF") of the
     Torre Mayor Mortgaged Property as of the date of the advance equals or exceeds $19.6 million; (vi) after giving effect to the subordinate C note, the ratio of the UNCF to the assumed principal and interest payments on the
     Torre Mayor Whole Loan during the following 12-month period based on the actual applicable interest rate and amortization payments based on a
     30-year amortization schedule on the aggregate amount advanced equals or exceeds 1.55 to 1.0; and (vii) after giving effect to the subordinate C note, the maximum amount of the subordinated intercompany loans does not exceed $53,844,656.94. The subordinate C note will be secured by the same collateral that secures the Torre Mayor Whole Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

o    The right to make the future advance evidenced by the subordinate C note has been retained by Barclays Capital Real Estate Inc. and will not be transferred to the trust. Upon funding, the subordinate C note will be subordinate to the portion of the Torre Mayor Whole Loan consisting of the
     Torre Mayor Mortgage Loan and the A-1 note, as well as to the B note. The holder of the subordinate C note may be entitled to exercise various rights generally described above under "Current Mezzanine or Subordinated
     Indebtedness." For more information with respect to these rights, see
     "Description of the Mortgage Pool--The Torre Mayor Whole Loan" in the
     prospectus supplement.

CASH MANAGEMENT ARRANGEMENT:

o    Cash Management is a modified hard lockbox arrangement under the Security
     Trust (described below) in which all tenants have been irrevocably instructed to make rent payments under the leases and all service payments under the administrative services contracts directly to the Security
     Trustee in the corresponding Collection Trust Accounts (Dollars) or
     Collection Trust Accounts (Pesos) (the "Collection Trust Accounts").

o    From all rent, services and other payments received by the Security Trust in the Collection Trust Accounts, the Security Trustee will (i) on a daily basis, transfer to the settlors of the trust an amount equal to 15% (or such other value added tax rate then in effect) of the total amount of all such payments, which are to be applied by the relevant settlors of the trust to the payment of the value added tax relating to such payments and
     (ii) thereafter, convert all remaining rent payments from the Collection
     Trust Account (Pesos) into U.S. dollars and deposit such amounts in the
     Collection Trust Account (Dollars).

o    On the last business day of each week, so long as no event of default under the Torre Mayor Whole Loan is in effect, the Security Trustee will, after making the distributions discussed above, (i) transfer funds into the Torre
     Mayor Borrower's operating account for the payment of operating expenses and parking and management fees and expenses; (ii) transfer funds into a trust reserve account held by the Security Trustee for the payment of property taxes; and (iii) transfer all remaining funds into the Cash
     Management Account (a U.S. account controlled by lender), after having made any necessary currency conversions, in accordance with the terms of the
     Security Trust.

SECURITY TRUST STRUCTURE:

o    At origination, Reichmann Mexico Chapultepec, S.A. de C.V.; RIMI, L.L.C.,
     Establecimiento Permanente; Torre Mayor Partners, S. de R.L. de C.V.; Torre
     Mayor, S.A. de C.V.; Torre Mayor Holdings, L.L.C.; Torre Mayor Holdings,
     S.a.r.l.; and each borrower, as settlors and second place beneficiaries,
     Barclays Capital Real Estate Inc., acting in its capacity as Agent, on behalf and for the benefit of the Noteholders, as first place beneficiary, and the Security Trustee, in such capacity, entered into an Irrevocable
     Management and Security Trust Agreement (the "Security Trust") pursuant to which title to the following rights and assets were transferred to the
     Security Trustee to secure payment of the Torre Mayor Whole Loan and performance under all of the loan documents: (i) all collection rights to the cash flow generated by the Torre Mayor Mortgaged Property (including the Assets Lease (defined below), office and commercial space leases, and services, parking and other management agreements), (ii) the beneficiary interests (other than the beneficiary interests held by DIFA) in each of the trusts comprising the Torre Mayor Borrower and (iii) 99.9% of the equity interests in Torre Mayor, S.A. de C.V.(1) (one of the holders of the beneficial interests in each of the trusts comprising the Torre Mayor
     Borrower) and 70% of the equity interests in Reichmann Mexico Chapultepec,
     S.A. de C.V.(2) (one of the holders of the beneficial interests in each borrower).

o    The Security Trustee under the Security Trust Agreement is currently Banco
     J.P. Morgan, S.A., Institucion de Banca Multiple, J.P. Morgan Grupo
     Financiero, Division Fiduciaria, as trustee.

----------
(1)  Mexican law requires that an entity have a minimum of two (2) shareholders.
     In order to satisfy this requirement, one share was retained by a Reichmann entity.

(2)  The remaining 30% equity interests are held by DIFA and subject to the DIFA
     Buy-Sell Agreement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

LEASE, ADMINISTRATIVE SERVICE CONTRACTS, RENTS AND PESO DEVALUATION:

o    The Torre Mayor Borrower may enter into new leases for space at the Torre
     Mayor Mortgaged Property without the lender's approval provided that: such lease (i) is not deemed to be a "Major Lease" (as described below) and such lease does not deviate from the approved standard form of lease; (ii)
     provides for rents and other payments that are deemed commercially reasonable and comparable to then-existing market rates; (iii) is an arm's length transaction with an entity that is not an affiliate of either borrower or carve-out guarantor; and (iv) is subordinate to the Torre Mayor
     Mortgage. Any Major Lease or any other lease not satisfying all the foregoing conditions requires lender's approval. A "Major Lease" is any lease (i) covering a full floor or more in the Torre Mayor Mortgaged
     Property; (ii) having a term of more than 15 years; or (iii) containing a peso devaluation clause different from the "approved standard clause."

o    The leases with each of the following tenants of the Torre Mayor Mortgaged
     Property contain peso devaluation clauses: (i) Marsh Brockman y Schuh,
     Agente de Seguros y de Fianzas, S.A. de C.V. ("Marsh Tenant"); (ii)
     Deloitte Mexico, Banco Internacional, S.A. ("Deloitte Tenant"); (iii)
     Institucion de Banca Multiple, Grupo Financiero Bital (now HSBC Mexico,
     S.A., Institucion de Banca Multiple, Grupo Financiero HSBC), Scotiabank
     Inverlat, S.A.; (iv) McKinsey & Company Inc. Mexico S.C.; and (v)
     Starbuck's. At origination, the Torre Mayor Borrower deposited $1,300,000 into the Peso Devaluation Reserve Account, to make up for any shortfalls in debt service if the peso devaluation clauses in any of the existing leases are triggered.

o    If additional leases are signed that contain peso devaluation triggers or leases that denominate rent in Mexican pesos, lender has the right to increase the amounts held in the Peso Devaluation Reserve Account by the following formula: 115% of the average monthly rent in respect of one month payable under each such lease and related administrative services contract, collectively, over their respective terms taking into account fixed increases for all components of rent.

OTHER MATERIAL INFORMATION:

o    Under the terms of the Torre Mayor Whole Loan, if any taxes, imposts or charges are imposed or assessed against the Torre Mayor Whole Loan, the
     Torre Mayor Borrower is obligated to pay the amount so imposed or assessed by the relevant taxing authority directly to such authority. The amount due to lender under the Torre Mayor Whole Loan will then be increased in an amount as may be necessary such that lender receives the total amount it would have received had no such taxes, imposts or charges were imposed or assessed. The Torre Mayor Borrower makes withholding payments at a rate equal to 4.9% per annum.

o    The Torre Mayor Mortgaged Property is subject to an assets lease, which is a ground lease of the land in the Torre Mayor Mortgaged Property by the
     Torre Mayor Land Trust to the Torre Mayor Construction Trust (the "Assets
     Lease"). Both the Torre Mayor Land Trust and the Torre Mayor Construction
     Trust are co-borrowers under the Torre Mayor Whole Loan and all interests of each entity in the Torre Mayor Mortgaged Property and the improvements are covered by the Mortgage. The rent collection rights of the Torre Mayor
     Land Trust under the Assets Lease have also been transferred to the
     Security Trustee pursuant to the Security Trust.

o    Please see "Risk Factors--Risks Related to the Mortgage Loans--Certain
     Considerations With Respect to the Torre Mayor Mortgage Loan" in the
     prospectus supplement for other material information about this loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                                     [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           MEDICAL MUTUAL HEADQUARTERS
--------------------------------------------------------------------------------

                                   [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           MEDICAL MUTUAL HEADQUARTERS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

MEDICAL MUTUAL HEADQUARTERS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
ORIGINAL PRINCIPAL BALANCE:             $52,715,219
FIRST PAYMENT DATE:                     February 1, 2006
TERM/AMORTIZATION:                      120/360 months
INTEREST ONLY PERIOD:                   36 months
MATURITY DATE:                          January 1, 2016
EXPECTED MATURITY BALANCE:              $47,370,663
BORROWING ENTITY:                       MMCO, LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 116 payments
                                        Open: 4 payments
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $52,715,219
CUT-OFF DATE LTV:                       73.2%
MATURITY DATE LTV:                      65.8%
UNDERWRITTEN DSCR:                      1.20x
MORTGAGE RATE:                          5.650%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office
PROPERTY SUB TYPE:                      Central Business District
LOCATION:                               Cleveland, OH
YEAR BUILT/RENOVATED:                   1900/1990
NET RENTABLE SQUARE FEET:               381,176
CUT-OFF BALANCE PSF:                    $138
OCCUPANCY AS OF 11/30/2005:             100.0%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Borrower/Owner Managed
U/W NET CASH FLOW:                      $4,381,793
APPRAISED VALUE:                        $72,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           MEDICAL MUTUAL HEADQUARTERS
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     ANNUALIZED
                                 (12/31/2003)   (12/31/2004)   (06/30/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $5,039,624     $5,039,624     $5,039,624     $4,878,640
Total Expenses ...............    $       --     $       --     $       --     $   97,573
Net Operating Income (NOI) ...    $5,039,624     $5,039,624     $5,039,624     $4,781,067
Cash Flow (CF) ...............    $5,039,624     $5,039,624     $5,039,624     $4,381,793
DSCR on NOI ..................         1.38x          1.38x          1.38x          1.31x
DSCR on CF ...................         1.38x          1.38x          1.38x          1.20x

                              TENANT INFORMATION(1)

                                   RATINGS       TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL      LEASE
TOP TENANT                       MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
------------------------------   -----------   ---------   --------   ------   ----------   -----------   ----------

Medical Mutual of Ohio .......    Not Rated     381,176     100.0%    $13.22   $5,039,620      100.0%     09/30/2020
                                                -------     -----              ----------      -----
TOTAL ........................                  381,176     100.0%             $5,039,620      100.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------------------   -----------   --------   --------   ----------   -------------   ----------

2020 .........................         1        381,176    100.0%      381,176        100.0%      $5,039,620
                                     ---        -------    -----
TOTAL ........................         1        381,176    100.0%

(1)  Information obtained from underwritten rent roll.

                         SUMMARY OF SIGNIFICANT TENANTS

The single tenant representing 100.0% of the total net rentable square feet is:

o    MEDICAL MUTUAL OF OHIO (not rated) occupies 381,176 square feet (100.0% of square feet, 100.0% of rental income) under a 20-year lease expiring
     September 30, 2020 with four five-year renewal options with eighteen months written notice. The rental rate per square foot for the initial term of the lease is $13.22 and 100% of market rates during the renewal option periods.
     Medical Mutual of Ohio, formerly Blue Cross and Blue Shield of Ohio, is a private provider of health insurance products and other health related services. Founded in 1934, Medical Mutual of Ohio is one of the oldest health insurance providers in Ohio and is licensed in Indiana, Michigan and
     Pennsylvania. Medical Mutual of Ohio currently serves approximately 3.5 million clients in nine offices.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           MEDICAL MUTUAL HEADQUARTERS
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Medical Mutual Headquarters Mortgage Loan is a $52.7 million, ten-year fixed rate loan secured by a first mortgage on an ten-story office building
     (with a six-story annex) located in the central business district of
     Cleveland, Ohio. The Medical Mutual Headquarters Loan is interest only for the first three years of the loan term, matures on January 1, 2016 and accrues interest at an annual interest rate of 5.650%.

THE BORROWER:

o    The Medical Mutual Headquarters Borrower is MMCO, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with an independent director for which the Medical Mutual Headquarters Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100.0% by MMCO Holdings, LLC, a Delaware limited liability company, as the sole member of the Medical Mutual Headquarters Borrower. Through a
     series of intermediate ownership levels, equity ownership of the Medical
     Mutual Headquarters Borrower is eventually held by BentleyForbes Holdings,
     LLC, a Delaware limited liability company, which is owned by the Wehba family and two family related trusts. The borrower principal is GFW Trust, a California trust with C. Fred Wehba II, as trustee.

o    GFW Trust is an affiliate of BentleyForbes Holdings, LLC, a privately owned established national commercial real estate investment organization headquartered in Los Angeles. GFW Trust offers a complete range of commercial real estate services specializing in the acquisition and ownership of single-tenant income producing properties throughout the
     United States. GFW Trust focuses on office buildings, industrial/light manufacturing facilities and warehouses. As of December 31, 2004, GFW
     Trust's portfolio is valued at $612 million and includes 39 properties containing 4.9 million square feet.

THE PROPERTY:

o    The Medical Mutual Headquarters Mortgage Property consists of a fee simple interest in a ten-story office building (with a six-story annex) listed on the National Register of Historic Buildings containing 381,176 square feet on 1.1 acres. The related building was originally built in 1900 and a new annex was added in 1950. The related building was renovated in 1990 at a cost of $21 million and a new cafeteria was added in 2005 at a cost of $2.7 million and a new $1.3 million fitness center will be completed in 2006.

o    The Property is located in the financial district of the Cleveland central business district, which is the center of all the governmental and cultural activities in the greater Cleveland Metro area. The Medical Mutual
     Headquarters Mortgaged Property is located at the corner of 9th Street and
     Prospect Avenue where Huron Avenue intersects both streets. 9th Street is a primary north/south artery through the heart of the Cleveland central business district and ends at Lake Erie to the north and intersects with
     I-90. Jacobs Field, home of the Cleveland Indians baseball team, is located two blocks south.

o    The Medical Mutual Headquarters Borrower is generally required at its sole cost and expense to keep the Medical Mutual Headquarters Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Medical Mutual Headquarters Mortgage Property is borrower/owner managed.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The owners of the beneficial interests in BentleyForbes Holdings, LLC (the indirect equity owner of the Medical Mutual Headquarters Borrower) are permitted to pledge the indirect equity interests in the Medical Mutual
     Headquarters Borrower or the guarantor or any direct or indirect legal or beneficial owner of the Medical Mutual Headquarters Borrower or guarantor to a Qualified Investor (as defined in the related Medical Mutual
     Headquarters loan agreement) in connection with a line of credit secured by such pledge ("Line of Credit"), provided that (i) no event of default exists; (ii) the mortgagee receives at least 30 days prior written notice;
     and (iii) any such financing is secured by all, or substantially all, of the equity interests owned by BentleyForbes Holdings, LLC. A foreclosure sale of any such pledge is also permitted upon the satisfaction of the following terms and conditions including, without limitation: (a) the mortgagee is given at least 60 days notice; (b) the transferee is a
     Qualified Investor; (c) following the foreclosure of the pledge,

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           MEDICAL MUTUAL HEADQUARTERS
--------------------------------------------------------------------------------

the Medical Mutual Headquarters Mortgaged Property will be managed by a professional property management company approved by the mortgagee; (d) the
Qualified Investor will have assumed the obligations of the guarantor under the
Medical Mutual Headquarters Mortgage Loan documents with respect to all acts and events occurring or arising after the foreclosure of the pledge; (e) a non-consolidation opinion letter reasonably acceptable to the mortgagee and the rating agencies is delivered; and (f) the Medical Mutual Headquarters Borrower and all other applicable entities will comply with all of the requirements set forth in the Medical Mutual Headquarters Mortgage Loan documents. Any documents executed in connection with such a Line of Credit will restrict the foreclosure of any pledges in violation of the terms and conditions of the Medical Mutual
Headquarters loan agreement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           MEDICAL MUTUAL HEADQUARTERS
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                             FRANDOR SHOPPING CENTER
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                             FRANDOR SHOPPING CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

FRANDOR SHOPPING CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Barclays
ORIGINAL PRINCIPAL BALANCE:             $39,500,000
FIRST PAYMENT DATE:                     February 1, 2006
TERM/AMORTIZATION:                      120/360 months
INTEREST ONLY PERIOD:                   36 months
MATURITY DATE:                          January 1, 2016
EXPECTED MATURITY BALANCE:              $35,359,826
BORROWING ENTITY:                       Lansing Retail Center L.L.C.
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 114 payments
                                        Open: 6 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:               Yes
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:               Yes
   REPLACEMENT RESERVE (1):             Springing
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  Monthly deposits of $7,684.67 will commence if an event of default is continuing or if the property is not being adequately maintained.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $39,500,000
CUT-OFF DATE LTV:                       57.0%
MATURITY DATE LTV:                      51.0%
UNDERWRITTEN DSCR:                      1.53x
MORTGAGE RATE:                          5.460%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail
PROPERTY SUB TYPE:                      Anchored
LOCATION:                               Lansing, MI
YEAR BUILT/RENOVATED:                   1952/1999
NET RENTABLE SQUARE FEET:               461,081
CUT-OFF BALANCE PSF:                    $86
OCCUPANCY AS OF 01/26/2006:             95.4%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Corr Commercial Real Estate Inc.
U/W NET CASH FLOW:                      $4,094,392
APPRAISED VALUE:                        $69,300,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                             FRANDOR SHOPPING CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2003)   (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $6,591,419     $6,479,468     $6,756,621     $6,840,102
Total Expenses ...............    $2,091,388     $2,109,798     $2,281,676     $2,399,899
Net Operating Income (NOI) ...    $4,500,031     $4,369,670     $4,474,945     $4,440,202
Cash Flow (CF) ...............    $4,448,137     $4,331,670     $4,422,637     $4,094,392
DSCR on NOI ..................          1.68x          1.63x          1.67x          1.66x
DSCR on CF ...................          1.66x          1.62x          1.65x          1.53x

                              TENANT INFORMATION(1)

                                   RATINGS       TOTAL       % OF                 POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT          RENT      EXPIRATION
------------------------------   -----------   ---------   --------   --------   ----------   -----------   ----------

Kroger .......................    Baa2/BBB-      36,234       7.9%     $ 3.77    $  136,602       2.6%      06/30/2006
Linens 'N Things .............       B3/B        34,050       7.4%     $12.50       425,625       8.0       01/31/2015
Jo-Ann Stores(2) .............      B2/B+        30,077       6.5%     $13.00       391,001       7.4       05/31/2014
CompUSA ......................    Not Rated      27,759       6.0%     $13.25       367,807       6.9       08/27/2014
                                                -------      ----                ----------      ----
TOTAL ........................                  128,120      27.8%               $1,321,035      24.9%
                                                =======      ====                ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Under a sublease with Office Depot (rated "Ba1" by Moody's and "BBB-" by
     S&P) for its entire space.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE    BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------------------   -----------   --------   --------   ----------   -------------   ---------

2006 .........................        18         72,706     15.8%       72,706         15.8%       $537,217
2007 .........................        16         51,447     11.2       124,153         26.9%       $518,865
2008 .........................         8         32,362      7.0       156,515         33.9%       $357,667
2009 .........................         9         48,926     10.6       205,441         44.6%       $587,551
2010 .........................        12         55,533     12.0       260,974         56.6%       $860,223
2011 .........................         3         10,019      2.2       270,993         58.8%       $ 85,994
2012 .........................         1         15,300      3.3       286,293         62.1%       $ 91,800
2013 .........................         2         14,000      3.0       300,293         65.1%       $173,404
2014 .........................         3         71,836     15.6       372,129         80.7%       $884,808
2015 .........................         2         52,484     11.4       424,613         92.1%       $679,093
2018 .........................         1         11,060      2.4       435,673         94.5%       $254,380
MTM ..........................         7          4,174      0.9       439,847         95.4%       $ 35,220
Vacant .......................        --         21,234      4.6       461,081        100.0%       $248,918
                                     ---        -------    -----
TOTAL ........................        82        461,081    100.0%
                                     ===        =======    =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                             FRANDOR SHOPPING CENTER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 27.8% of the total net rentable square feet, are:

o    KROGER (NYSE: "KR") (rated "Baa2" by Moody's and "BBB--" by S&P) occupies a total of 36,234 square feet (7.9% of square feet, 2.6% of rental income)
     under a lease expiring on June 30, 2006. Kroger operates more than 3,750 stores nationwide under more than two dozen banners (including approximately 2,530 supermarkets and multi-department stores). Kroger also runs nearly 800 convenience stores under names such as Quik Stop and Kwik
     Shop. A Kroger's subsidiary, Fred Meyer Stores, operates more than 125 supercenters, which offer groceries, general merchandise, and jewelry, in the western United States. While Kroger has diversified through acquisitions, adding jewelry and general merchandise, food stores still account for about 90% of sales. For the year ending 2005, Kroger had sales of $56.43 billion, a 4.9% growth from the previous year, and 289,000 employees.

o    LINENS 'N THINGS (NYSE: "LIN") (rated "B3" by Moody's and "B" by S&P)
     occupies a total of 34,050 square feet (7.4% of square feet, 8.0% of rental income) under a lease expiring on January 31, 2015. The home goods chain sells bedding, towels, housewares, and other home accessories, such as bath items and window treatments. Founded in 1975, Linens 'N Things is a national large format retailer of home textiles, housewares and home accessories and is headquartered in Clifton, New Jersey. As of December 31,
     2005, Linens 'N Things was operating 542 stores in 47 states and six provinces across the United States and Canada. Brands include Braun, Krups,
     Calphalon, Laura Ashley, Croscill, Waverly, and the Linens 'N Things own
     label. Linens 'N Things is expanding the "things" (non-linens) it sells, as well as opening stores in additional United States (especially western)
     markets and closing its smaller stores. Linens 'N Things continues to focus its expansion efforts in the United States (95% of sales), opening more than 260 stores since 1999. Linens 'N Things is also growing in Canada, where it operates about 25 stores. According to reported preliminary results for the year ending 2005, Linens 'N Things had sales of $2.69 billion, a 1.2% net sales growth from the previous year, and an operating profit of approximately $61.3 million.

o    JO-ANN STORES ("Jo-Ann") (NYSE: "JAS") (rated "B2" by Moody's and "B+" by
     S&P) occupies a total of 30,077 square feet (6.5% of square feet, 7.4% of rental income) under a sublease with Office Depot expiring on May 31, 2014.
     Jo-Ann, founded in 1943 and headquartered in Hudson, Ohio, is the largest specialty retailer of fabrics in the United States. Jo-Ann sells fabrics and sewing supplies, craft materials, decorating and floral items, and seasonal goods. As of November 14, 2005, Jo-Ann operated 691 Jo-Ann Fabrics and Crafts traditional stores, and 154 Jo-Ann superstores. Most of the
     Jo-Ann stores, located mainly in strip shopping centers, operate under the
     Jo-Ann Fabrics and Crafts name. Jo-Ann also operates about 140 Jo-Ann superstores. For the year ending 2005, Jo-Ann had sales of $1.81 billion, a
     4.5% sales growth from the previous year, net income of $46.2 million, and
     22,250 employees.

o    COMPUSA (not rated) occupies a total of 27,759 square feet (6.0% of square feet, 6.9% of rental income) with a lease expiring on August 27, 2014.
     Founded in 1984, CompUSA is a leading electronics retailer with more than
     250 outlets in 90 metropolitan markets throughout the United States and in
     Puerto Rico. In addition to personal computers, laptops, and computer accessories, the chain sells digital cameras, DVD players, handheld devices, televisions, and video game consoles. In addition to its big box retail stores, CompUSA sells more than 150,000 items through its Web site and it operates an online auction site. CompUSA is based in Dallas, Texas and owned by Mexican holding company, U.S. Commercial.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                             FRANDOR SHOPPING CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Frandor Shopping Center Mortgage Loan is a $39,500,000 ten-year loan secured by a first mortgage on a 461,081 square foot, grocery-anchored shopping center located in Lansing, Michigan. The Frandor Shopping Center
     Mortgage Loan is interest only for the first 36 months, matures on January
     1, 2016 and accrues interest at an annual rate of 5.460%.

THE BORROWER:

o    The Frandor Shopping Center Borrower is Lansing Retail Center L.L.C., a
     Michigan limited liability company, and a single purpose bankruptcy remote entity with one independent director for which the Frandor Shopping Center
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held by Lormax Stern Adams Venture, LLC ("Lormax Stern") (50%)
     and Frandorson Properties (50%). Lormax Stern consists of Stern Family
     L.L.C. (50%; Dan Stern and family trusts) and Lormax L.L.C. (50%; Chris
     Brochert and family trusts). Frandorson Properties consists of F. Jerome
     Corr (33%), Howard Corr Unified (33%), Thomas Corr Trust (33%) & Corr
     Commercial Real Estate, Inc. (1%).

o    In addition to leasing and development, Lormax Stern secures and negotiates construction and permanent financing through a network of leading regional, national and international institutions. Lormax Stern, based in Bloomfield,
     Michigan, currently owns 15 properties totaling approximately 4 million square feet, not including projects under development, all located in
     Michigan.

THE PROPERTY:

o    The Frandor Shopping Center Mortgage Loan consists of a fee simple interest in a grocery-anchored shopping center containing a total of 461,081 net rentable square feet and situated on 34.5 acres.

o    The Frandor Shopping Center Mortgaged Property, originally the site of a golf course, was built by Frandorson Properties (controlled by the Corr family) in 1952. Through a joint venture between Lormax Stern Development
     Co. and the Corr family, the Frandor Shopping Center Mortgaged Property was gut renovated in 1998-1999, at a cost of approximately $17 million; the renovation included the reconfiguration of the property from an enclosed mall to an open-air shopping center with over 2,000 surface parking spaces, enabling shoppers direct access to each tenant.

o    The Frandor Shopping Center Mortgaged Property is located between two major thoroughfares of I-96 and I-69 directly off the M-127/496 connector.

o    The Frandor Shopping Center Borrower is generally required at its sole cost and expense to keep the Frandor Shopping Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Corr Commercial Real Estate Inc., an affiliate of the Frandor Shopping
     Center Borrower, is responsible for the direct management and operation of the Frandor Shopping Center Mortgaged Property. Corr Commercial Real Estate
     Inc. has an onsite location at the Frandor Shopping Center Mortgaged
     Property. Corr Commercial Real Estate Inc. has been leasing space and managing properties since 1985. The key principals, Patrick Corr, Michael
     Corr and Jerry Corr have managed and developed over 25 properties totaling approximately 2 million square feet all located in the Lansing metropolitan statistical area .

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                             FRANDOR SHOPPING CENTER
--------------------------------------------------------------------------------

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           METRO PLAZA AT JERSEY CITY
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           METRO PLAZA AT JERSEY CITY
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

METRO PLAZA AT JERSEY CITY

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Barclays
ORIGINAL PRINCIPAL BALANCE:             $39,000,000
FIRST PAYMENT DATE:                     March 1, 2006
TERM/AMORTIZATION:                      120/360 months
INTEREST ONLY PERIOD:                   36 months
MATURITY DATE:                          February 1, 2016
EXPECTED MATURITY BALANCE:              $35,099,393
BORROWING ENTITY:                       G&S Investors/Jersey City L.P.
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout: 1 payment
                                        GRTR 1% PPMT or
                                        Yield Maintenance: 117 payments
                                        Open: 2 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:               Yes
   IMMEDIATE REPAIR RESERVE:            $13,713
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(1):            Yes
   REPLACEMENT RESERVE:                 $2,019
   TI/LC RESERVE:                       $2,843
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)  Up-front and ongoing reserve amounts relating to insurance premiums due under the BJ's Wholesale Club and Pep Boys leases were waived at origination. Commencing upon an event of default or if the respective leases cease to be in full effect, the lender may at its sole discretion require the Metro Plaza at Jersey City Borrower to make the payments.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $39,000,000
CUT-OFF DATE LTV:                       75.0%
MATURITY DATE LTV:                      67.5%
UNDERWRITTEN DSCR:                      1.20x
MORTGAGE RATE:                          5.730%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail
PROPERTY SUB TYPE:                      Anchored
LOCATION:                               Jersey City, NJ
YEAR BUILT/RENOVATED:                   1995
NET RENTABLE SQUARE FEET:               242,216
CUT-OFF BALANCE PSF:                    $161
OCCUPANCY AS OF 11/25/2005:             100.0%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Willow Park Enterprises, Inc.
U/W NET CASH FLOW:                      $3,258,230
APPRAISED VALUE:                        $52,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           METRO PLAZA AT JERSEY CITY
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     TRAILING 12
                                 (12/31/2003)   (12/31/2004)   (10/31/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $4,897,813     $4,808,669     $4,821,805     $4,616,687
Total Expenses ...............    $1,415,782     $1,314,031     $1,318,937     $1,300,120
Net Operating Income (NOI) ...    $3,482,031     $3,494,638     $3,502,868     $3,316,567
Cash Flow (CF) ...............    $3,482,031     $3,494,638     $3,489,890     $3,258,230
DSCR on NOI ..................          1.28x          1.28x          1.29x          1.22x
DSCR on CF ...................          1.28x          1.28x          1.28x          1.20x

                              TENANT INFORMATION(1)

                                   RATINGS       TOTAL       % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT          RENT      EXPIRATION
------------------------------   -----------   ---------   --------   --------   ----------   -----------   ----------

BJ's Wholesale Club ..........      NR/NR       115,660      47.8%     $10.50    $1,214,430       33.6%     05/01/2019
ShopRite Supermarkets ........      NR/NR        65,100      26.9      $20.00     1,302,000       36.1      04/30/2020
Bed, Bath & Beyond ...........      NR/BBB       40,000      16.5      $20.50       820,000       22.7      08/31/2015
Pep Boys .....................      NR/B-        21,456       8.9      $12.82       275,066        7.6      11/30/2015
                                                -------     -----                ----------      -----
TOTAL ........................                  242,216     100.0%               $3,611,496      100.0%
                                                =======     =====                ==========      =====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------------------   -----------   --------   --------   ----------   -------------   ----------

2015 .........................        2          61,456     25.4%       61,456         25.4%      $1,095,066
2019 .........................        1         115,660     47.8       177,116         73.1%      $1,214,430
2020 .........................        1          65,100     26.9       242,216        100.0%      $1,302,000
                                    ---         -------    -----
TOTAL ........................        4         242,216    100.0%
                                    ===         =======    =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           METRO PLAZA AT JERSEY CITY
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four tenants, representing 100.0% of the total net rentable square feet, are:

o    BJ'S WHOLESALE CLUB ("BJ's") (NYSE: "BJ") (not rated) occupies a total of
     115,660 square feet (47.8% of square feet, 33.6% of rental income) under a lease expiring on May 1, 2019, with four 5-year renewal options. Founded in
     1984, BJ's Wholesale Club is a warehouse club operator in the eastern
     United States, headquartered in Natick, Massachusetts. As of November 3,
     2005, BJ's operated 161 warehouse clubs, 86 of which operate gasoline stations, and two ProFoods Restaurant Supply clubs. BJ's has reported that it plans to open 12 to 15 new clubs in 2006. For the trailing 12 months ended October 29, 2005, BJ's reported total revenues of $7.85 billion, net income of $123.9 million and had approximately 19,600 employees.

o    SHOPRITE SUPERMARKETS ("ShopRite") (not rated) occupies a total of 65,100 square feet (26.9% of square feet, 36.1% of rental income) under a lease expiring on April 30, 2020, with four 5-year renewal options. ShopRite is the largest retailer-owned cooperative in the United States and the largest employer in New Jersey. More than 50,000 people are employed by the distribution arm of ShopRite and there are 190 ShopRites. All ShopRite owners are members of Wakefern Food Corporation ("Wakefern"). Wakefern is
     owned by 38 independent grocers who operate more than 200 ShopRite supermarkets in seven eastern states, including New Jersey. More than half of ShopRite stores offer pharmacies. In addition to name-brand and private-label products (ShopRite, Chef's Express, Reddington Farms),
     Wakefern supports its members with advertising, merchandising, insurance, and other services.

o    BED, BATH AND BEYOND INC. (NYSE: "BBBY") (rated "BBB" by S&P) occupies a total of 40,000 square feet (16.5% of square feet, 22.7% of rental income)
     under a lease expiring on August 31, 2015, with one 5-year renewal option.
     Founded in 1971, Bed Bath and Beyond Inc., headquartered in Union, New
     Jersey, operates a nationwide chain of superstores selling domestic merchandise and home furnishings, giftware, household items, and health and beauty care items. As of May 28, 2005, Bed, Bath and Beyond Inc. operated a total of 732 stores and had approximately 16,000 employees. The trailing 12 months sales ending November 26, 2005 were $5.59 billion with net earnings of $556 million.

o    PEP BOYS (rated "B--" by S&P) occupies a total of 21,456 square feet (8.9%
     of square feet, 7.6% of rental income) under a lease expiring on November
     30, 2015, with four 5-year renewal options. Founded in 1921, Pep Boys is a leading automotive retail and service chain which engages primarily in the retail sale of automotive parts, tires and accessories, automotive repairs and maintenance, and the installation of parts. As of January 29, 2005, Pep
     Boys operated 595 stores consisting of 584 supercenters and one service and tire center, with a total of 6,181 service bays as well as ten Pep Boys
     Express stores. Pep Boys reported total revenues of $2.3 billion as of
     January 29, 2005 with an operating profit of $75.1 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           METRO PLAZA AT JERSEY CITY
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Metro Plaza at Jersey City Mortgage Loan is a $39.0 million, ten-year loan secured by a first mortgage on four single-story retail buildings located in Jersey City, New Jersey. The Metro Plaza at Jersey City Mortgage
     Loan is interest-only for the first 36 months, matures on February 1, 2016 and accrues interest at an annual rate of 5.730%.

THE BORROWER:

o    The Metro Plaza at Jersey City Borrower is G&S Investors/Jersey City L.P.,
     a New York limited partnership and a single purpose bankruptcy remote entity with two independent directors for which the Metro Plaza at Jersey
     City Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 90% by Gregg Wasser, 9% by Lucas Traub and 1% by
     Jersey City Associates, Inc. Jersey City Associates, Inc. is a New Jersey
     corporation 50% owned by Lucas Traub and 50% by Gregg Wasser. Jersey City
     Associates, Inc. is the general partner of the Metro Plaza at Jersey City
     Borrower and Gregg Wasser and Lucas Traub are limited partners. Gregg
     Wasser is the president and principal owner of G&S Investors. G&S Investors has been involved in all aspects of the real estate retail business
     (development, management, and leasing) for approximately 22 years.

o    The Metro Plaza at Jersey Center Borrower is affiliated with the borrower under the Waterfront at Port Chester Mortgage Loan.

THE PROPERTY:

o    The Metro Plaza at Jersey City Mortgage Loan consists of a fee simple interest in four single-story buildings containing a total of 242,216 net rentable square feet and situated on 18.3 acres.

o    The Metro Plaza at Jersey City Borrower is generally required at its sole cost and expense to keep the Metro Plaza at Jersey City Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Willow Park Enterprises, Inc., an affiliate of the Metro Plaza at Jersey
     City Borrower, is responsible for the direct management and operation of the Metro Plaza at Jersey City Mortgaged Property.

PARTIAL RELEASE:

o    So long as no event of default has occurred and is continuing, the Metro
     Plaza at Jersey City Borrower may obtain the release of each of the four constituent parcels through a partial release, subject to satisfaction of, among other things, (i) the payment of a release price equal to 125% of allocated loan value, as adjusted, including related yield maintenance charges; (ii) after giving effect to the proposed release, the loan-to-value ratio for the remaining portion of the Metro Plaza at Jersey
     City Mortgaged Property must be no greater than the lesser of the loan-to-value ratio at origination and the loan-to-value ratio preceding the date of the proposed release; (iii) after giving effect to the proposed release, the debt service coverage ratio for the remaining portion of the
     Metro Plaza at Jersey City Mortgaged Property must be at least equal to the greater of the debt service coverage ratio at origination and the debt service coverage ratio for the preceding 12-month period; (iv) the lender must receive "no downgrade" confirmation from the rating agencies concerning the proposed partial release; and (v) after giving effect to the proposed release, no greater than 40% of the square footage at the Metro
     Plaza at Jersey City Mortgaged Property in any year will be subject to leases that expire prior to the maturity of the Metro Plaza at Jersey City
     Mortgage Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                           METRO PLAZA AT JERSEY CITY
--------------------------------------------------------------------------------

                                     [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                  PLAZA ANTONIO
--------------------------------------------------------------------------------

                                   [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                  PLAZA ANTONIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

PLAZA ANTONIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
ORIGINAL NOTE PRINCIPAL BALANCE:        $39,000,000
FIRST PAYMENT DATE:                     February 1, 2006
TERM/AMORTIZATION:                      180/360 months
INTEREST ONLY PERIOD:                   60 months
MATURITY DATE:                          January 1, 2021
EXPECTED MATURITY BALANCE:              $33,216,791
BORROWING ENTITY:                       SJC-PAAC, LLC;
                                        Plaza Antonio Acquisition
                                        Company, LLC; and
                                        RHP-Plaza Antonio, LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout: 47 payments
                                        GRTR 1% PPMT or
                                        Yield Maintenance: 130 payments
                                        Open: 3 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:               Yes
   REPLACEMENT RESERVE:                 $325,000
ONGOING MONTHLY RESERVES:
   REPLACEMENT RESERVE:                 $1,321
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $39,000,000
CUT-OFF DATE LTV:                       65.7%
MATURITY DATE LTV:                      55.9%
UNDERWRITTEN DSCR:                      1.20x
MORTGAGE RATE:                          6.083%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail
PROPERTY SUB TYPE:                      Shadow Anchored
LOCATION:                               Rancho Santa Margarita, CA
YEAR BUILT/RENOVATED:                   1992/NAP
NET RENTABLE SQUARE FEE:                105,645
CUT-OFF BALANCE PSF:                    $369
OCCUPANCY AS OF 12/01/2005:             100.0%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Westar Management, Inc.
U/W NET CASH FLOW:                      $3,398,593
APPRAISED VALUE:                        $59,400,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                                  PLAZA ANTONIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     ANNUALIZED
                                 (12/31/2003)   (12/31/2004)   (09/30/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $3,697,353     $3,910,945     $4,245,939     $4,512,486
Total Expenses ...............    $1,011,618     $  932,625     $1,060,083     $1,011,017
Net Operating Income (NOI) ...    $2,685,735     $2,978,320     $3,185,856     $3,501,469
Cash Flow (CF) ...............    $2,511,906     $2,812,341     $3,010,279     $3,398,593
DSCR on NOI ..................          0.95x          1.05x          1.13x          1.24x
DSCR on CF ...................          0.89x          0.99x          1.06x          1.20x

                              TENANT INFORMATION(1)

                                   RATINGS       TOTAL       % OF      RENT    POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT         RENT      EXPIRATION
------------------------------   -----------   ---------   --------   ------   ---------   -----------   ----------

CVS Corporation ..............      A3/A-        12,586      11.9%    $31.78    $399,983      11.0%      08/31/2028
Ruby's .......................    Not Rated       6,500       6.2     $25.59    $166,335       4.6       07/31/2012
Ball Park Pizza ..............    Not Rated       4,642       4.4     $36.63    $170,036       4.7       12/31/2007
Relic ........................    Not Rated       4,584       4.3     $33.99    $155,798       4.3       03/31/2010
                                                 ------      ----               --------      ----
TOTAL ........................                   28,312      26.8%              $892,152      24.4%
                                                 ======      ====               ========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE    BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------------------   -----------   --------   --------   ----------   -------------   ---------

2006 .........................         4         7,642       7.2%        7,642          7.2%       $294,613
2007 .........................         9        15,682      14.8        23,324         22.1%       $582,839
2008 .........................         7        14,936      14.1        38,260         36.2%       $325,450
2009 .........................         5        11,284      10.7        49,544         46.9%       $408,386
2010 .........................         9        18,063      17.1        67,607         64.0%       $680,840
2011 .........................         1         1,542       1.5        69,149         65.5%       $ 92,597
2012 .........................         5        15,472      14.6        84,621         80.1%       $575,423
2013 .........................         2         3,028       2.9        87,649         83.0%       $105,903
2014 .........................         2         5,410       5.1        93,059         88.1%       $183,202
2028 .........................         1        12,586      11.9       105,645        100.0%       $399,983
                                     ---                   -----
TOTAL ........................        45                   100.0%
                                     ===                   =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                                 PLAZA ANTONIO
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 26.8% of the total net rentable square feet, are:

o    CVS CORPORATION (rated "A3" by Moody's and rated "A-" by S&P) occupies
     12,586 square feet (11.9% of square feet, 11.0% of income) under a 25-year lease expiring on August 31, 2028. The current rental rate per square foot of $31.78 increases to $36.55 on September 1, 2013 and $42.03 on September
     1, 2023. There are three 5-year renewal options to renew the lease with a rental rate per square foot determined at the then fair market CVS
     Corporation operates retail drugstores in the United States. CVS
     Corporation offers prescription drugs, as well as general merchandise, including over-the-counter drugs, beauty products and cosmetics, film and photofinishing services, seasonal merchandise, greeting cards, and convenience foods. CVS Corporation sells its products through CVS/pharmacy retail stores and online through CVS.com. CVS Corporation also provides pharmacy benefit management, mail order services, and specialty pharmacy services. As of October 1, 2005, the company operated 5,461 retail and specialty pharmacy stores in the United States. CVS Corporation was founded in 1963 and is headquartered in Woonsocket, Rhode Island. According to fiscal 2004 year end financial reports dated January 1, 2005, the corporation had $392.3 million liquidity and $6.99 billion stockholders equity.

o    RUBY'S (Breckenridge Food Systems, Inc.) (not rated) occupies 6,500 square feet (6.2% of square feet, 4.6% of income) on a 20-year lease expiring on
     July 31, 2012. The current rental rate per square foot of $25.59 increases
     6% to $27.13 on August 1, 2007. There are two five-year renewal options to renew the lease with a rental rate per square foot determined at the then fair market. Breckenridge is an original tenant and current sub-landlord for Burger King, Ruby's and Bruegger's Bagels. John Gantes founded
     Breckenridge in 1980 and has developed or owned 31 Burger King locations, three Ruby's, ten Bruegger's Bagels locations and seven Applebee's locations in southern California.

o    BALL PARK PIZZA (not rated) occupies 4,642 square feet (4.4% of square feet, 4.7% of income) under a 16-year lease expiring on December 31, 2007.
     The current rental rate per square foot is $36.63. There is one 7-year renewal option to renew the lease with the rental rate per square foot determined at the then fair market. Ball Park Pizza has been a tenant since the shopping center opened.

o    RELIC (not rated) occupies 4,584 square feet (4.3% of square feet, 4.3% of income) under a 5-year lease expiring on March 31, 2010. The current rental rate per square foot of $33.99 increases 3% to $35.01 on August 1, 2006.
     There are no renewal options. Relic sells surfboards and surfing apparel.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                                 PLAZA ANTONIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Plaza Antonio Loan is a $39 million, fifteen-year fixed rate loan secured by a first mortgage on a shopping center consisting of two, two-story buildings and seven one-story buildings located in Rancho Santa
     Margarita, California. The Plaza Antonio Loan is interest only for the first five years of the loan term, matures on January 1, 2021 and accrues interest at an annual interest rate of 6.083%.

THE BORROWER:

o    The Plaza Antonio Borrowers, SJC-PAAC, LLC (50.0%), Plaza Antonio
     Acquisition Company, LLC (25.0%) and RHP-Plaza Antonio, LLC (25.0%), are as
     tenants-in-common, are Delaware limited liability companies and single purpose bankruptcy remote entities for which the Plaza Antonio Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership in SJC-PAAC, LLC is held by SJC-PA Investments, LLC (100.0%), a Delaware limited liability company. Equity ownership in Plaza Antonio Acquisition
     Company, LLC is held by PAAC Holding Company (100.0%), a Delaware company.
     Equity ownership in RHP-Plaza Antonio, LLC is held by rolling Hills/Kato,
     Ltd (100.0%), a Delaware limited liability company. Through a series of intermediate ownership levels, equity ownership of the Plaza Antonio
     Borrower is eventually held by Robert T. Best, Peter J. Koetting, Mark D.
     Hulme and The San Juan Company, the borrower principals.

o    Robert T. Best, Peter J. Koetting, and Mark D. Hulme are the principals of
     Westar Associates. The San Juan company is affiliated with the O'Neill and
     Moiso families, who were the original owners of the 230,000 acre O'Neill ranch, which has been developed into Mission Viejo, Rancho Santa Margarita,
     Las Flores, Camp Pendleton and other developments. Mr. Best, founder and
     President of Westar, has approximately 30 years of commercial real estate experience. In 1980, Mr. Koetting joined Westar after being a city planner and redevelopment specialist for 5 years. Mr. Hulme joined Westar in 1991 after nine years of commercial real estate lending with Wells Fargo Bank and Chemical Bank. As of the fiscal year ended December 31, 2004, The San
     Juan Company reported $5.2 million liquidity of $5.2 million and a net worth of $59.4 million.

THE PROPERTY:

o    The Plaza Antonio Mortgaged Property consists of a fee simple interest in a shopping center containing nine buildings built in 1992 containing 105,645 net rentable square feet with 761 parking spaces situated on 10.39 acres.
     The shopping center is shadow anchored by a 57,000 square foot Pavilion's
     Supermarket. The Plaza Antonio Mortgaged Property is 100% occupied by 45 tenants with CVS Corporation, Ruby's, Ball Park Pizza and Relic being the four largest tenants. The Plaza Antonio Mortgaged Property is part of a
     "Master Planned Community" in the Urban Village concept offering the elements and advantages of a small city plus the quality of life in a small village.

o    The Plaza Antonio Mortgaged Property fronts Antonio Parkway, a major six-lane artery which has an interchange with the 241 Freeway, a major north/south variable-width artery 0.5 miles south and which has an interchange with Santa Margarita Parkway, a major four-lane east/west thoroughfare 0.5 miles to the north. Coto De Caza is a major variable-width north/south four-lane parkway that terminates at Antonio Parkway across from Plaza Antonio.

o    The Plaza Antonio Borrower is generally required at its sole cost and expense to keep the Plaza Antonio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Westar Management, Inc., a borrower principal related entity, manages the
     Plaza Antonio Mortgaged Property. Westar Management, Inc. was founded in
     1980 by Robert T. Best and is headquartered in Costa Mesa, California.
     Westar Management, Inc. currently manages 11 retail properties containing
     1.66 million square feet.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                                 PLAZA ANTONIO
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The constituent party or parties of the beneficial interests in the Plaza
     Antonio Borrower are permitted, two years after the closing date of the
     Plaza Antonio Mortgage Loan, to incur subordinate indebtedness ("Permitted
     Subordinate Debt") upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing; (b) the Permitted Subordinate Debt together with the Plaza Antonio Mortgage Loan will have a combined loan-to-value ratio of no greater than 70%; (c) the Permitted Subordinate Debt together with the Plaza Antonio Mortgage Loan will have combined debt service coverage ratio of at least 1.15x calculated on a trailing 12 month basis;
     (d) a subordination and intercreditor agreement will be in form and substance reasonably satisfactory to the mortgagee; (e) the lender in connection with the Permitted Subordinate Debt will at all times be a qualified transferee, as then defined by the rating agencies; and (f) the mortgagee will received written confirmation from the rating agencies that such Permitted Subordinate Debt will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with the Plaza Antonio Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                                 PLAZA ANTONIO
--------------------------------------------------------------------------------

                                     [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       77

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BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                              MAIN EVENT PORTFOLIO
--------------------------------------------------------------------------------

                                   [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION

                              MAIN EVENT PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

MAIN EVENT PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
ORIGINAL NOTE PRINCIPAL BALANCE:        $35,700,000
FIRST PAYMENT DATE:                     November 1, 2005
TERM/AMORTIZATION:                      120/360 months
MATURITY DATE:                          October 1, 2015
EXPECTED MATURITY BALANCE:              $29,992,844
BORROWING ENTITY:                       Spirit SPE Portfolio 2005-4, LP
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 116 payments
                                        Open: 4 payments
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $35,512,892
CUT-OFF DATE LTV:                       68.6%
MATURITY DATE LTV:                      57.9%
UNDERWRITTEN DSCR:                      1.45x
MORTGAGE RATE:                          5.618%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Retail
PROPERTY SUB TYPE:                      Unanchored
LOCATION:                               Various, TX
YEAR BUILT/RENOVATED:                   Various (see table)
NET RENTABLE SQUARE FEE:                374,964
CUT-OFF BALANCE PSF:                    $95
OCCUPANCY AS OF 12/31/2005:             100.0%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Borrower/Owner Managed
U/W NET CASH FLOW:                      $3,578,427
APPRAISED VALUE:                        $51,780,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              MAIN EVENT PORTFOLIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                 UNDERWRITTEN
                                 ------------
Effective Gross Income .......    $6,351,993
Total Expenses ...............    $2,520,973
Net Operating Income (NOI) ...    $3,831,020
Cash Flow (CF) ...............    $3,578,427
DSCR on NOI ..................          1.55x
DSCR on CF ...................          1.45x

                              PROPERTY INFORMATION

                                              NET RENTABLE             LEASE
LOCATION                         YEAR BUILT    SQUARE FEET   ACRES   EXPIRATION
------------------------------   ----------   ------------   -----   ----------
Austin, TX ...................      2005          74,135      8.53   09/30/2025
Plano, TX ....................      2001          65,936      6.14   09/30/2025
Conroe (Shenandoah), TX ......      2004          59,669      5.16   09/30/2025
Lewisville, TX ...............      1998          58,378      4.74   09/30/2025
Fort Worth, TX ...............      2003          58,997      5.60   09/30/2025
Grapevine, TX ................      2000          57,849      4.80   09/30/2025
                                                 -------
Total ........................                   374,964
                                                 =======

                         SUMMARY OF SIGNIFICANT TENANTS

The six Main Event Portfolio Mortgaged Properties are 100% occupied by Main
Event Entertainment under a 20-year master lease expiring on September 30, 2025.
The current rental rate per square foot is $11.60 on the Austin facility and
$10.85 on the five other facilities. The rental rates per square foot increase every third year by the lesser of 5% or 1.25 times the percentage increase in consumer price index. There are two five-year options to renew the master lease under the same annual rental rate increases as during the initial master lease term. The master lease is triple net with Main Event Entertainment paying all expenses.

o    MAIN EVENT ENTERTAINMENT (not rated) operates six family entertainment centers located in Texas. The 60,000 to 75,000 square foot facilities offer bowling, billiards, laser tag and video games, together with a full service bar and grill with custom order buffets for business meetings and party gatherings. The Lewisville and Austin facilities also have glow-in-the-dark miniature golf. The Austin facility has an 8,500 square foot rock climbing arena. For 2004 and 2005 (August year to date), Main Event Entertainment reported revenue of approximately $19.9 million and $22.3 million, and net income of $7.0 million and $8.5 million, respectively.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              MAIN EVENT PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Main Event Portfolio Mortgage Loan is a $35.7 million, ten-year fixed rate loan secured by a first mortgage on six family entertainment centers located in Lewisville, Grapevine, Plano, Fort Worth, Shenandoah and Austin,
     Texas. The Main Event Portfolio Mortgage Loan matures on October 1, 2015 and accrues interest at an annual rate of 5.618%.

THE BORROWER:

o    The Main Event Portfolio Borrower is Spirit SPE Portfolio 2005-4, LP, a
     Delaware limited partnership and a single purpose bankruptcy remote entity with at lease one independent director. If Main Event Entertainment files for bankruptcy, ceases to operate or defaults under the master lease, the borrower principal will post a $2,750,000 letter of credit. The non-consolidation opinion was waived in favor of full recourse to the borrower principal should the borrower principal fail to post the letter of credit. Equity ownership of the Main Event Portfolio Borrower is held 99%
     by Spirit Limited Holdings, LLC, a Delaware limited liability company, and
     1% by Spirit SPE General Holdings II, LLC, a Delaware limited liability company. Through a series of intermediate ownership levels, equity ownership is eventually held by Spirit Finance Corporation, a Maryland corporation. The borrower principal is Spirit Finance Corp.

o    Spirit Finance Corporation (NYSE: "SFC") (rated "Aaa" by Moody's and "AAA"
     by S&P) is a self-managed and self-advised real estate investment trust.
     The company operates a portfolio of 486 owned or financed single-tenant properties located in 38 states. Properties include restaurants, automotive stores, specialty retailers, drug stores, movie theaters, educational facilities and interstate travel plazas. As of the fiscal year ended
     December 31, 2004, Spirit Finance Corporation reported revenue of approximately $26.2 million, net income of $9.0 million and stockholder equity of $587.7 million.

THE PROPERTIES:

o    The Main Event Portfolio Mortgage Properties contain a total of 374,964 net rentable square feet and are situated on a total of 34.97 acres. The Main
     Event Portfolio Borrower is generally required at its sole cost and expense to keep the Main Event Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Main Event Portfolio Mortgaged Property is managed by the owner/borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

Future Mezzanine or Subordinate Indebtedness:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION

                              MAIN EVENT PORTFOLIO
--------------------------------------------------------------------------------

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82